RESTRUCTURING AGREEMENT

         THIS RESTRUCTURING AGREEMENT is made as of July 27, 1996, between Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW") and ValueVision International, Inc., a Minnesota corporation ("VVI").

                              R E C I T A L S

         A. Pursuant to a certain Operating Agreement, dated as of March 13, 1995 (the "Original Operating Agreement"), MW and VVI established a strategic relationship pursuant to which VVI was granted certain rights to use certain of MW's servicemarks, and MW's private-label credit card, in the field of television home shopping. Concurrently with the entry into the Original Operating Agreement,
   (i) MW and VVI entered into a Servicemark License Agreement (the "Original Servicemark License Agreement") and a Receivables Sale and Purchase Agreement (the "Original Receivables Sale and Purchase Agreement"), which were intended to implement the Original Operating Agreement, and (ii) MW and VVI entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which MW agreed to purchase and VVI agreed to issue 1,280,000 shares of VVI common stock (the "Shares"), and VVI also agreed to issue a total of 25,000,000 warrants, subject to adjustment (the "Original Warrants") to MW. For the purposes of this Agreement, the Original Operating Agreement, the Original Servicemark License Agreement and the Original Receivables Sale and Purchase Agreement are referred to herein collectively as the "Original Television Home Shopping Agreements".

         B. The closing of the purchase of the Shares and issuance of the Original Warrants took place on August 8, 1995, at which time the Shares and the Original Warrants were issued, and MW and VVI entered into (i) a Warrant Agreement with respect to the Original Warrants (the "Original Warrant Agreement") and (ii) a Registration Rights Agreement with respect to the Shares and the shares of stock underlying the Original Warrants (the "Original Registration Rights Agreement"). The Original Warrant Agreement and the Original Registration Rights Agreement are referred to herein as the "Original Securities Related Agreements".

         C. Certain subsidiaries of MW are currently the sole partners of Montgomery Ward Direct, L.P., a Delaware limited partnership ("MWD"). MWD engages in the direct-mail marketing business.

         D. VVI desires to enter the direct-mail marketing business through the acquisition of the assets of MWD, and to obtain certain additional rights to conduct said business through an expansion of the Television Home Shopping Agreements to encompass certain direct-mail activities. MWD and VVI also desire to make certain modifications to their strategic relationship with respect to the field of television home shopping. In consideration for the acquisition of the assets of MWD and the requested modifications of the Television Home Shopping Agreements, VVI is willing to issue New Warrants (as herein defined) to MW.

         E. Original Warrants of Series' C through O, both inclusive, have not vested (the "Unvested Warrants"). MW and VVI desire to exchange the Unvested Warrants for New Warrants, as herein defined.

                            A G R E E M E N T S

         NOW, THEREFORE, the parties agree as follows:

         1. Purchase of Assets of MWD. On the Closing Date (as herein defined), VVI shall cause its wholly owned subsidiary, ValueVision Direct Marketing Company, Inc., a Minnesota corporation ("VVI Sub") to purchase, and MW shall cause MWD to sell, substantially all of the assets of MWD, and VVI shall cause VVI Sub to assume and to discharge when due, certain enumerated liabilities and obligations of MWD, all as set forth in a certain Asset Purchase Agreement, in the form attached hereto as Exhibit A (the "Asset Purchase Agreement"). MWD and VVI Sub shall enter into the Asset Purchase Agreement on the Closing Date. MW hereby agrees to cause MWD to enter into the Asset Purchase Agreement and guarantees the full and prompt payment and performance of all obligations of MWD under the Asset Purchase Agreement. VVI hereby agrees to cause VVI Sub to enter into the Asset Purchase Agreement and guarantees the full and prompt payment and performance of all obligations of VVI Sub under the Asset Purchase Agreement.

         2.  Amendment and Restatement of Agreements.  On the Closing
   Date:

               (a) MW and VVI shall amend and restate the Original Operating Agreement by entering into an Amended and Restated Operating Agreement in the form attached hereto as Exhibit B;

               (b)   MW shall cause its subsidiary, Signature
         Financial/Marketing, Inc., a Delaware corporation ("Signature") to enter, and VVI shall enter, into an Agreement in the form attached hereto as Exhibit C;

               (c) MW and VVI shall amend and restate the Original Servicemark License Agreement by entering into an Amended and Restated Servicemark License Agreement in the form attached hereto as Exhibit D;

               (d) MW and VVI shall amend the Receivables Sale and Purchase Agreement by entering into a certain letter agreement in the form attached hereto as Exhibit E;

               (e) MW and VVI shall amend and restate the Warrant Agreement by entering into an Amended and Restated Warrant Agreement in the form attached hereto as Exhibit F (the
         "Amended and Restated Warrant Agreement"); and

               (f) MW and VVI shall amend and restate the Registration Rights Agreement by entering into an Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit G.

   The documents referred to in this paragraph 2 are referred to herein collectively as the "Amended and Restated Documents".

         3. Surrender of Warrants. On the Closing Date, MW shall surrender to VVI all of the Unvested Warrants for cancellation.

         4.  Issuance of New Warrants.  In consideration of:

               (a) the acquisition of the assets of MWD pursuant to the Asset Purchase Agreement, on the Closing Date, VVI shall cause VVI Sub to deliver to MWD a total of 1,484,993 New Warrants; and


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
               (b) the entry into the Amended and Restated Documents, and the cancellation and surrender of the Unvested Warrants, VVI shall issue to MW a total of 1,484,467 New Warrants.

   All New Warrants shall contain the terms and features set forth in the Amended and Restated Warrant Agreement. Concurrently with the issuance of New Warrants, MW and VVI shall enter into a Pledge Agreement, in the form attached hereto as Exhibit H, and MW shall deliver to VVI a warrant certificate for 1,637,138 New Warrants and a stock power with respect thereto, duly executed in blank by MW.

         5.  Time of Closing; Effectiveness of Closing.  The closing of
   (w) the purchase of the assets of MWD pursuant to the Asset Purchase Agreement, (x) the entry into the Amended and Restated Documents, (y) the surrender and cancellation of the Unvested Warrants, and (z) the issuance of the New Warrants (the "Closing"), shall all take place concurrently, on the date which is three business days after the date on which the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") with respect to the acquisition of the assets of MWD shall have expired or been terminated (the "Closing Date"). MW and VVI shall forthwith make all filings which are required by them respectively under the HSR Act, and shall request early termination of the waiting period under the HSR Act. If the Closing shall occur, it shall be deemed, as among MW, MWD, VVI and VVI Sub, to have occurred for all purposes as of the commencement of business on July 27, 1996. Without limiting the generality of the preceding sentence, all income or loss, all cash receipts and disbursements, and all liabilities of MWD arising, during the period commencing July 27, 1996 and ending on the Closing Date, shall be for the sole account of VVI.

         6. Conditions of Closing. The Closing shall be subject to the following conditions:

               (a) the waiting period under the HSR Act shall have expired or been terminated; and

               (b) not later than September 15, 1996, MW shall have delivered to VVI the Disclosure Schedule referred to in Section
         4.2 of the Asset Purchase Agreement (the "Disclosure Schedule"), and the Disclosure Schedule shall not contain any exception to any of the representations and warranties of MWD to be made pursuant to Section 4.2 of the Asset Purchase Agreement which would have a material adverse effect on the Business (as defined in the Asset Purchase Agreement). VVI shall be obligated to notify MW not later than five business days after the date of delivery of the Disclosure Schedule of any such exception. If VVI shall give any such notice, and if any such exception shall in fact exist, this Agreement shall terminate.

         7. Effect of Termination. If this Agreement shall be terminated by VVI pursuant to Section 6(b), the transactions contemplated herein shall not occur, or if the waiting period under the HSR Act shall not have expired or been terminated on or before September 30, 1996 this Agreement shall automatically terminate without any liability on the part of either MW, MWD, VVI or VVI Sub. Termination shall be effective (i) upon delivery of the notice referred to in Section 6(b), or (ii) on October 1, 1996 in the case of failure of the waiting period under the HSR Act to expire or been terminated. In such event, the Original Television Home Shopping


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
   Agreements and the Original Securities Related Agreements shall remain in full force and effect.

         8. Notices. All notices, demands, requests or other communications which may be or are required to be given pursuant to this Agreement or any of the Related Agreements shall be in writing and shall be personally delivered, mailed by first-class,registered or certified mail, postage prepaid, or sent by electronic or facsimile transmission, addressed as follows:

                     If to VVI:

                           ValueVision International, Inc.
                           6740 Shady Oak Road
                           Minneapolis, Minnesota  55344
                           Attention:  Chief Executive Officer

                     with a copy to:

                           Maslon, Edelman, Borman & Brand, a
                           professional limited liability partnership
                           3300 Norwest Center
                           90 South Seventh Street
                           Minneapolis, Minnesota  55402-4140
                           Attention:  William M. Mower

                     If to MW:

                           Montgomery Ward & Co., Incorporated
                           619 W. Chicago Avenue
                           Chicago, Illinois 60671
                           Attention: General Counsel

                     with a copy to:

                           Altheimer & Gray
                           Suite 4000
                           10 South Wacker Drive
                           Chicago, Illinois  60606
                           Attention: Myron Lieberman

   Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be delivered, mailed or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee or at such time as delivery is refused by the addressee upon presentation.

         9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if one or more of the provisions of any of such documents are subsequently declared invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions of such documents, which shall be applied and construed so as to reflect substantially the intent of the parties and achieve the same economic effect as originally intended by the terms hereof, unless those provisions which are invalidated or unenforceable are material to the performance of either party's affirmative or negative obligations under the relevant agreement, in which case the entire


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
   such agreement shall be terminable, at the option of the party whose rights thereunder have been adversely affected thereby, provided that such party must exercise its option to terminate such agreement within ninety (90) days following the date on which such provision is declared or determined to be invalid, voidable or unenforceable and the other party must be given sixty (60) days in which to agree to a valid modification of such agreement which would substantially eliminate such adverse effects.

         10. Waivers. Neither the waiver by any party hereto of a breach of or a default under any of the provisions of this Agreement , nor the failure of any party hereto, on one or more occasions, to enforce any of the provisions of any of said documents or to exercise any right, remedy or privilege hereunder shall thereafter be construed as a waiver of any such provisions, rights, remedies or privileges hereunder. Any of the terms, covenants, representations, warranties, or conditions hereof and thereof may be waived only by a written instrument executed by the party waiving compliance.

         11. Exercise of Rights. No failure or delay on the part of any party hereto in exercising any right, power or privilege under this Agreement, and no course of dealing between the parties hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of such documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         12. Binding Effect. Subject to the provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

         13. Entire Agreement. This Agreement, including the Exhibits hereto, contains the entire agreement between the parties hereto with respect to the matters contained herein and therein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

         14. Pronouns. All pronouns and any variations thereof used in this Agreement shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or the context may require.

         15. Headings. Section headings contained in this Agreement and the Related Agreements are inserted for convenience of reference only, shall not be deemed to be a part of such Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         16. Governing Law. This Agreement, the rights and obligations of the parties hereto and thereto, and any claim or disputes relating to any thereof, shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof.

         17. Execution in Counterparts. To facilitate execution, this Agreement may each be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all Persons required to bind any party, appear on each counterpart; but it shall be


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
   sufficient that the signature of, or on behalf of, each party, or that the signatures of the Persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

         18. Assignment. Neither party may assign its rights under this Agreement without the consent of the other party, which consent may be granted or withheld in the sole discretion of such other party, except that either party may assign all of its rights hereunder in connection with a sale or other transfer of substantially all of its assets, provided that the assignee assumes all of the liabilities of the assignor hereunder. No permitted assignment shall relieve the assignor of its obligations (which shall be primary and which may be discharged in whole or in part by the assignee) under this Agreement. Any unauthorized assignment and any assignment made in contravention of this Section 18 shall be null and void.

         19. Amendments and Modification. This Agreement may only be amended or modified by a subsequent written agreement by the parties hereto.

         20. Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that such document may have been prepared primarily by counsel for one of the parties, it being recognized that both parties have contributed substantially and materially to the preparation of such documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first set forth above.

   MONTGOMERY WARD & CO., INCORPORATED VALUEVISION INTERNATIONAL, INC.


   BY:/s/ JOHN L. WORKMAN              BY:/s/ ROBERT JOHANDER

   TITLE: Executive Vice President     TITLE: President


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
                                                               Exhibit A


                         ASSET PURCHASE AGREEMENT


         This Asset Purchase Agreement (this "Agreement") dated as of July 27, 1996, is made by and among Montgomery Ward Direct, L.P., a Delaware limited partnership ("Seller"), and ValueVision Direct Marketing Company, Inc., a Minnesota corporation ("Purchaser").


                              R E C I T A L S

         A. Seller is engaged in the specialty direct-mail catalogue business (the "Business").

         B. Seller desires to sell to Purchaser all of Seller's assets, properties and rights, other than the Excluded Assets, as herein defined (the "Purchased Assets"), and Purchaser desires to purchase the Purchased Assets, all on the terms and subject to the conditions contained in this Agreement.


                            A G R E E M E N T S

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                 ARTICLE I

                        Purchase and Sale of Assets

         1.1 Agreement to Purchase and Sell. On the terms and subject to the conditions contained in this Agreement, Purchaser agrees to purchase from Seller, and Seller agrees to sell to Purchaser, all of the Purchased Assets.

         1.2 Enumeration of Purchased Assets. The Purchased Assets shall include but are not limited to the following assets owned by
   Seller:

               (a) all cash on hand and in banks, and other depositaries but in any event in an amount not less than $4,000,000;

               (b) all inventory, including, without limitation, raw materials, work in process, finished goods, service parts and supplies (collectively, the "Inventory"), including without limitation the Inventory listed on Schedule 1.2(b);

               (c) all furniture, fixtures, equipment, machinery, parts, computer hardware, racks, pallets, automobiles and trucks and all other tangible personal property (other than the Inventory) (collectively, the "Equipment"), including without limitation the Equipment listed on Schedule 1.2(c);

               (d) all leasehold interests in personal property leased to Seller (the "Leased Personalty"), including without limitation the Leased Personalty listed on Schedule 1.2(d);

               (e) Seller's entire leasehold interest as lessee of that certain real property commonly known as Interchange Tower, Suite 300, 600 South Highway 169, St. Louis Park, Minnesota 55426 (the "Leased Premises");

               (f) all trade accounts receivable, notes receivable, negotiable instruments and chattel paper (collectively, the "Accounts Receivable"), including without limitation the Accounts Receivable listed on Schedule 1.2(f);

               (g) all claims and rights (and benefits arising therefrom) with or against all persons whomsoever to the extent they are legally transferable by Seller;

               (h) all sales orders and sales contracts, purchase orders and purchase contracts, quotations and bids;

               (i) all Intellectual Property (as herein defined), and all goodwill associated with the Intellectual Property;

               (j) all license agreements, distribution agreements, sales representative agreements, service agreements, supply agreements, franchise agreements, computer software agreements and technical service agreements to the extent they are legally transferable by Seller;

               (k) all customer lists, customer records and information;

               (l)   all insurance policies;

               (m) all rights in connection with prepaid expenses with respect to the assets being sold hereunder;

               (n)   all letters of credit, if any, issued to Seller;

               (o) all computer software, including all documentation and source codes with respect to such software and licenses and leases of software to the extent they are legally transferable by Seller;

               (p) all sales and promotional materials, catalogues and advertising literature;

               (q) all rights of Seller under that certain Amended and Restated Services Agreement, dated as of June 5, 1996 between Seller and Fingerhut Corporation, a Minnesota corporation ("Fingerhut"); and

               (r) all telephone numbers of Seller and all lock boxes to which Seller's account debtors remit payments.

         1.3   Excluded Assets.   The Excluded Assets shall consist of
   the following items:

               (a) all contracts with Seller's Affiliates (as herein defined);

               (b) claims (and benefits to the extent they arise therefrom) that relate to liabilities other than the Assumed Liabilities (as herein defined) and assets other than the Purchased Assets;

               (c) rights arising from prepaid expenses, if any, with respect to assets not being sold hereunder;

               (d) tax refunds due from federal, state and local taxing authorities;

               (e)   Seller's rights under this Agreement;

               (f) Seller's partnership agreement, minute and stock record books, and tax returns; and

               (g) the service marks "Montgomery Ward" and "Montgomery Ward Direct".


                                ARTICLE II

                         Assumption of Liabilities


         2.1 Agreement to Assume. At the Closing (as herein defined), Purchaser shall assume and agree to discharge and perform when due, the liabilities of Seller (and only those liabilities of Seller) which are enumerated in Section 2.2 (the "Assumed Liabilities"). All claims against and liabilities and obligations of Seller not specifically assumed by Purchaser pursuant to Section 2.2, including, without limitation, the liabilities enumerated in Section 2.3, are collectively referred to herein as the "Excluded Liabilities."
   Seller shall promptly pay and discharge when due all of the Excluded Liabilities.

         2.2   Description of Assumed Liabilities.  The Assumed
   Liabilities shall consist of the following liabilities of Seller:

               (a) all liabilities of Seller incurred in the ordinary course of business which are reflected on or reserved against in the Interim Financial Statements (as herein defined) which have not been discharged on or prior to the date hereof, to the extent such liabilities are so reflected or reserved against;

               (b) liabilities of the type described in paragraph (a) of this Section 2.1 which, in accordance with generally accepted accounting principles ("GAAP"), were required to be reflected on or reserved against in the Interim Financial Statements but which were not fully reflected on or fully reserved against, in an aggregate amount not in excess of $250,000;

               (c) all liabilities of Seller incurred in the ordinary course of business after the date of the Interim Financial Statements and prior to the date hereof which have not been discharged on or prior to the date hereof; and

               (d) all executory liabilities of Seller under contracts, leases and other agreements which are included in the Purchased Assets and assigned to Purchaser.

         2.3 Excluded Liabilities. Notwithstanding Section 2.2 (and without implication that Purchaser is assuming any liability not expressly excluded by this Section 2.3 and, where applicable, without implication that any of the following would constitute Assumed Liabilities but for the provisions of this Section 2.3), the following claims against and liabilities of Seller are excluded and shall not be assumed or discharged by Purchaser:

               (a)   any liabilities to any of Seller's Affiliates;

               (b) any liabilities for legal, accounting, audit and investment banking fees, brokerage commissions, and any other expenses incurred by Seller in connection with the negotiation and preparation of this Agreement and the sale of the Purchased Assets to Purchaser or negotiations or agreements with Fingerhut;

               (c) any liabilities of Seller for taxes, other than for sales taxes collected from customers;

               (d) any liability for or related to indebtedness of Seller to banks, financial institutions or other persons or entities with respect to borrowed money or otherwise;

               (e) any liabilities of Seller under those leases, contracts, insurance policies, commitments, sales orders, purchase orders and Permits which are not assigned to Purchaser pursuant to the provisions of this Agreement;

               (f) any liabilities of Seller in connection with or arising out of the transfer or assignment of any lease, contract, commitment, or other agreement, including, without limitation, under any computer software agreement;

               (g) any liabilities of Seller under collective bargaining agreements pertaining to employees of Seller; any liabilities of Seller to pay severance benefits to employees of Seller whose employment is terminated prior to the Closing Date or in connection with or following the sale of the Purchased Assets pursuant to the provisions hereof; or any liability under any Federal or state civil rights or similar law, or the so-called "WARN Act", resulting from the termination of employment of employees;

               (h) product warranty liabilities of Seller with respect to products shipped on or prior to the Closing Date and products constituting finished goods inventory as of the Closing Date, to the extent such liabilities are not reserved against on the Interim Financial Statements;

               (i) liabilities with respect to returns or allowances of products which were sold on or prior to the Closing Date or which constitute finished goods inventory as of the Closing Date and liabilities with respect to recalls of products sold prior to the Closing Date, whether required by a governmental body or otherwise, to the extent not reserved against on the Interim Financial Statements;

               (j) any claims against or liabilities of Seller for injury to or death of persons or damage to or destruction of property (including, without limitation, any workmen's compensation claim) regardless of when said claim or liability is asserted, including, without limitation, any claim or liability for consequential or punitive damages in connection with the foregoing, to the extent not reserved against on the Interim Financial Statements;


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
               (k) any liabilities for medical, dental, and disability (both long-term and short-term) benefits, whether insured or self-insured, accruing or based upon exposure to conditions, or aggravation of disabilities or conditions in existence, on or prior to the Closing Date or for claims incurred or disabilities commencing on or prior to the Closing Date, and any liability for the foregoing, regardless of when accrued and regardless of when any condition existed, which arises by virtue of an employment relationship at any time with Seller;

               (l) any liabilities arising out of or in connection with any of Seller's employee welfare and pension benefit (including profit sharing) plans;

               (m) any bonus or other compensation payments to Seller's employees which are owed by reason of the sale of the Purchased Assets, and any liabilities for salaries, wages, bonuses, vacation pay and other compensation which are owed to employees of Seller;

               (n) any liabilities arising out of or in connection with any violation of a statute or governmental rule, regulation or directive; and

               (o) without limitation by the specific enumeration of the foregoing, any liabilities not expressly assumed by Purchaser pursuant to the provisions of Section 2.2.

         2.4 No Expansion of Third Party Rights. The assumption by Purchaser of the Assumed Liabilities shall not expand the rights or remedies of any third party against the Purchaser or the Seller as compared to the rights and remedies which such third party would have had against the Seller had the Purchaser not assumed the Assumed Liabilities.


                                ARTICLE III

               Consideration, Manner of Payment and Closing


         3.1 Consideration. The consideration for the Purchased Assets shall consist of a Class P Warrant to purchase 1,484,993 shares of common stock, $.01 par value, of Purchaser's parent, ValueVision International, Inc., a Minnesota corporation ("VVI"), in the form attached hereto as Exhibit A (the "Warrant"), plus the aggregate book amount of the Assumed Liabilities (the "Purchase Price").

         3.2 Time and Place of Closing. The transactions contemplated by this Agreement shall be consummated (the "Closing") at 10:00 am at the offices of Altheimer & Gray, 10 South Wacker Drive, Suite 4000, Chicago, Illinois, 60606 on the date hereof. The date on which the Closing occurs in accordance with the preceding sentence is referred to in this Agreement as the "Closing Date". The Closing shall be effective for all purposes as of 12:01 a.m., Central Daylight Time, on the Closing Date.

         3.3 Manner of Satisfaction of the Consideration. At the Closing, Purchaser shall assume the Assumed Liabilities and deliver the Warrant to Seller. The Warrant shall (i) be subject to the terms of an Amended and Restated Warrant Agreement, dated of even date herewith, between Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW"), VVI and Purchaser, and (ii) have the benefits of an Amended and Restated Registration Rights Agreement, dated of even date herewith, between MW and VVI.

         3.4 Effect of Agreement. This Agreement shall be effective to convey, transfer and assign the Purchased Assets to Purchaser, and for Purchaser to assume the Assumed Liabilities, without the necessity for any further instruments of transfer, conveyance or assumption.

         3.5 Allocation of Purchase Price. The Purchase Price shall be allocated among the Purchased Assets in the manner required by
   Section 1060 of the Internal Revenue Code of 1986, as amended (the
   "Code").




                                ARTICLE IV

                      Representations and Warranties

         4.1 Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

               (a) Purchaser is a corporation duly organized, existing and in good standing, under the laws of the State of Minnesota.

               (b) Purchaser has full corporate power and authority to enter into and perform (x) this Agreement and (y) all documents and instruments to be executed by Purchaser pursuant to this Agreement (collectively, "Purchaser's Ancillary Documents"). This Agreement has been, and Purchaser's Ancillary Documents will be, duly executed and delivered by duly authorized officers of Purchaser.

               (c) No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery by Purchaser of this Agreement and Purchaser's Ancillary Documents, and the consummation by Purchaser of the transactions contemplated by this Agreement and Purchaser's Ancillary Documents.

               (d) Neither the execution and delivery of this Agreement and Purchaser's Ancillary Documents by Purchaser, nor the consummation by Purchaser of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of Purchaser's Articles of Incorporation or By-laws, or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or governmental authority or of any arbitration award.

               (e) Purchaser is not a party to any unexpired, undischarged or unsatisfied written or oral contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Purchaser according to the terms of this Agreement will be a default, or whereby timely performance by Purchaser according to the terms of this Agreement may be prohibited, prevented or delayed.

               (f) Neither Purchaser nor any of its Affiliates has dealt with any person or entity who is or may be entitled to a broker's commission, finder's fee, investment banker's fee or similar payment for arranging the transaction contemplated hereby or introducing the parties to each other. As used herein, an "Affiliate" is any person or entity which controls a party to this Agreement, which that party controls, or which is under common control with that party. "Control" means the power, direct or indirect, to direct or cause the direction of the management and policies of a person or entity through voting securities, contract or otherwise.

         4.2 Seller's Representations and Warranties. Seller represents and warrants to Purchaser that, except as set forth in the schedule delivered by Seller to Purchaser concurrently herewith and identified as the "Disclosure Schedule":

               (a) Seller is a limited partnership duly organized, existing and in good standing under the laws of the State of Delaware. Seller has all necessary partnership power and authority to conduct the Business as the Business is now being conducted.

               (b) Seller has qualified as a foreign limited partnership, and is in good standing, under the laws of all jurisdictions where the nature of the Business or the nature or location of its assets requires such qualification and where the failure to so qualify would have a Material Adverse Effect (as herein defined). For the purposes of this Agreement, "Material Adverse Effect" means a material adverse effect on the assets, liabilities, financial condition or results of operations of the Business, taken as a whole.

               (c) Seller has full partnership power and authority to enter into and perform (x) this Agreement and (y) all documents and instruments to be executed by Seller pursuant to this Agreement (collectively, "Seller's Ancillary Documents"). This Agreement has been, and Seller's Ancillary Documents will be, duly executed and delivered by duly authorized officers of Seller.

               (d) No consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement and Seller's Ancillary Documents and the consummation by Seller of the transactions contemplated by this Agreement and Seller's Ancillary Documents.

               (e) Neither the execution and delivery of this Agreement and Seller's Ancillary Documents by Seller, nor the consummation by Seller of the transactions contemplated hereby, will conflict with or result in a breach of any of the terms, conditions or provisions of Seller's Agreement or Limited Partnership or of any statute or administrative regulation, or of any order, writ, injunction, judgment or decree of any court or any governmental authority or of any arbitration award.

               (f) Copies of the balance sheet, statement of income and retained earnings, statement of cash flows, and notes to financial statements of Seller, as of and for the year ended December 29, 1995, and the unaudited balance sheet and statement of income of Seller as of and for the six month period ended June 28, 1996 (the "Interim Financial Statements"), are contained in the Disclosure Schedule. Said financial statements present fairly, in all material respects, the financial position of Seller as of the dates thereof, and the results of operations and cash flow of Seller for the periods covered by said statements, in accordance with GAAP, consistently applied, except (x) as disclosed therein, (y) in the case of the Interim Financial Statements, for normal year-end adjustments, and (z) in the case of the Interim Financial Statements for the omission of footnote disclosures required by GAAP.

               (g) Seller has good title to, and the partnership power to sell, the Purchased Assets, free and clear of any liens, claims, encumbrances and security interests, except for the following liens: (i) statutory liens for taxes not yet due,
         (ii) liens of landlords, carriers, warehousemen, mechanics and materialmen for sums not yet due; (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and the like or to secure other performance and obligations; and (iv) minor irregularities of title which do not in the aggregate materially detract from the value or use of the Purchased Assets. The foregoing representation and warranty shall not apply to the Leased Premises.

               (h)   Since June 28, 1996, Seller has not:

                     (i) sold or transferred any material portion of its assets or property, except for (A) sales of Inventory and (B) cash applied in payment of Seller's liabilities, in the usual and ordinary course of business;

                   (ii) suffered any material loss, or any material interruption in use, of any material assets or property (whether or not covered by insurance), on account of fire, flood, riot, strike or other hazard or Act of God;

                  (iii) made or suffered any change in the conduct or nature of the Business which would, individually or in the aggregate, have a Material Adverse Effect;

                   (iv) waived any material rights other than in the ordinary course of business;

                     (v) paid or declared any distributions to its partners, or purchased or redeemed any of its partnership interests;

                   (vi) incurred any liability or obligation of any kind, other than in the ordinary course of business; or

                  (vii) without limitation by the enumeration of any of the foregoing, entered into any material transaction other than in the usual and ordinary course of business.

               (i) The Disclosure Schedule lists and describes all material contracts, leases, and agreements to which Seller is a party and which relate to the conduct of the Business, including, without limitation: employment and employment related agreements; covenants not to compete; loan agreements; notes; security agreements; sales representative, distribution, franchise, advertising and similar agreements; leases and subleases of Leased Personalty or the Leased Premises; license agreements; purchase orders and purchase contracts and sales orders and sales contracts. All contracts, leases, subleases and other instruments referred to in this paragraph 4.3(i) are binding upon the parties thereto. No default by Seller has occurred thereunder and, to Seller's knowledge, no default by the other contracting parties has occurred thereunder, which default would, individually or in the aggregate, have a Material Adverse Effect.

               (j) Seller is not a party to, or bound by, any unexpired, undischarged or unsatisfied written contract, agreement, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Seller according to the terms of this Agreement will be a default or an event of acceleration, which default or acceleration would, individually or in the aggregate, have a Material Adverse Effect, or whereby timely performance by Seller according to the terms of this Agreement may be prohibited, prevented or delayed.

               (k) Seller possesses all licenses, permits, registration and governmental approvals (the "Permits") which are required in order for the Seller to conduct the Business as presently conducted where the failure to possess such Permits would have a Material Adverse Effect. The Disclosure Schedule contains a complete list of all Permits issued to Seller.

               (l) There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority, pending, or, to Seller's knowledge, overtly threatened, against Seller or its Affiliates, or with respect to the consummation of the transaction contemplated hereby, or the use of the Purchased Assets (whether used by Purchaser after the Closing or by Seller prior thereto) which if decided adversely to Seller would have a Material Adverse Effect.

               (m) Seller is not in violation of, or delinquent in respect to, any decree, order or arbitration award or law, statute, or regulation of or agreement with, or Permit from, any Federal, state or local governmental authority (or to which its properties, assets, personnel, business activities or the Leased Premises are subject or to which it, itself, is subject), including, without limitation, laws, statutes and regulations relating to equal employment opportunities, fair employment practices, and discrimination, which violation or delinquency would have a Material Adverse Effect.

               (n) The Leased Premises are leased to Seller pursuant to written leases, copies of which are attached to the Disclosure Schedule. Seller is not in default under any material term of any agreement relating to the Leased Premises nor, to Seller's knowledge, is any other party thereto in material default thereunder.

               (o) Each material (i) trademark, service mark, slogan, trade name, trade dress and the like (collectively with the associated goodwill of each, "Trademarks"), including information regarding each registration and pending application to register any such Trademarks; (ii) common law Trademark;

         (iii) patent on and pending application to patent any technology or design; (iv) registration of and application to register any copyright; and (v) license of rights in computer software, Trademarks, patents, copyrights, unpatented formulations, and know-how, whether to or by Seller, is listed in the Disclosure Schedule. The scheduled rights are referred to herein collectively as the "Intellectual Property".

               (p) Seller has no knowledge: (i) that any other person or entity claims the right to use in connection with similar or closely related goods and in the same geographic area, any mark which is identical or confusingly similar to any of the Trademarks; (ii) of any claim that any third party asserts ownership rights in any of the Intellectual Property; (iii) of any claim that Seller's use of any Intellectual Property infringes any right of any third party; and (iv) that any third party is infringing any of Seller's rights in any of the Intellectual Property.

               (q) Neither Seller, nor any of its Affiliates, has dealt with any person or entity who is or may be entitled to a broker's commission, finder's fee, investment banker's fee or similar payment from Purchaser for arranging the transaction contemplated hereby or introducing the parties to each other.

         4.3 Limitation on Warranties. Except as expressly set forth in Section 4.2, Seller makes no express or implied warranty of any kind whatsoever, including, without limitation, any representation as to physical condition or value of any of the Purchased Assets or the future profitability or future earnings performance of the Business. ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

         4.4 Definition of Knowledge. For the purposes of this Agreement, the knowledge of Seller shall be deemed to be limited to the actual knowledge as of the Closing Date of Bernard F. Brennan, John W. Workman, Spencer H. Heine and Philip Hartung, without giving effect to imputed knowledge.


                                 ARTICLE V

                          Post-Closing Agreements

         5.1 Post-Closing Agreements. From and after the Closing, the parties shall have the respective rights and obligations which are set forth in the remainder of this Article V.

         5.2 Inspection of Records. Seller and Purchaser shall each make their respective books and records (including work papers in the possession of their respective accountants) available for inspection by the other party, or by its duly accredited representatives, for reasonable business purposes at all reasonable times during normal business hours, for a seven (7) year period after the Closing Date, with respect to all transactions occurring prior to and those relating to the Closing, the historical financial condition, results of operations and cash flows of Seller, or the Assumed Liabilities. As used in this Section 5.2, the right of inspection includes the right to make extracts or copies. The representatives of a party inspecting the records of the other party shall be reasonably satisfactory to the other party.

         5.3 Payments of Accounts Receivable. In the event Seller shall receive any instrument of payment of any of the Accounts
   Receivable, Seller shall forthwith deliver it to Purchaser, endorsed where necessary, without recourse, in favor of Purchaser.

         5.4 Products Liability Insurance. For a period of five years commencing on the Closing Date, Purchaser shall maintain policies of products liability insurance naming Seller as an additional insured and covering the operations of the Business with coverages and limits which are comparable to those maintained from time to time by Purchaser with respect to its own business.

         5.5 Non-Assignment. Notwithstanding any provision to the contrary contained herein, Seller shall not be obligated to assign to Purchaser any contract, purchase order, sales order, lease or other instrument which provides that it may not be assigned without the consent of the other party thereto and for which such consent is not obtained, but in any such event, Seller shall cooperate with Purchaser in any reasonable arrangement designed to provide the benefits thereof to Purchaser.

         5.6 Further Assurances. The parties shall execute such further documents, and perform such further acts, as may be necessary to transfer and convey the Purchased Assets to Purchaser, on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transaction contemplated hereby.

         5.7 Right of Endorsement, Etc. Effective upon the Closing, Seller hereby constitutes and appoints Purchaser and its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser, or the name of the Seller, on behalf of and for the benefit of Purchaser, to collect all items being sold, transferred, conveyed and assigned to Purchaser as provided herein, to endorse, without recourse, notes and other instruments constituting or relating to the Assets in the name of the Seller, to institute and prosecute, in the name of the Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets, to defend and compromise any and all actions, suits or proceedings in respect of any of the Purchased Assets and to do all such acts and things in relation thereto as Purchaser may deem advisable. The foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, whether by the dissolution of the Seller or in any manner or for any reason.


                                ARTICLE VI

                           Intentionally Omitted


                                ARTICLE VII

                              Indemnification

         7.1 General. From and after the Closing, the parties shall indemnify each other as provided in this Article VII. As used in this Agreement, the term "Damages" shall mean all liabilities, demands, claims, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, losses, fines, penalties, damages, costs and expenses, including, without limitation, reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or investigation thereof.

         7.2 Indemnification Obligations of Seller. Subject to the provisions of Section 7.3, Seller shall indemnify, save and keep harmless Purchaser and its successors and permitted assigns ("Purchaser Indemnitees") against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of:

               (a) any material inaccuracy in or breach of any representation and warranty made by Seller in this Agreement or in any closing document delivered to Purchaser in connection with this Agreement;

               (b) any material breach by Seller of, or failure by Seller to comply with, any of its covenants or obligations under this Agreement (including, without limitation, its obligations under this Article VII); and

               (c) the failure to discharge any liability or obligation of Seller other than the Assumed Liabilities.

         7.2 Limitation on Seller's Indemnification Obligations. Seller's obligations pursuant to the provisions of Section 7.2 are subject to the following limitations:

               (a) the Purchaser Indemnitees shall not be entitled to recover under Section 7.2(a): (i) until the total amount which Purchaser would recover under Section 7.2(a), but for this
         Section 7.3(a), exceeds $100,000, and then only for the excess over $100,000; (ii) unless a claim for Damages has been asserted by written notice, specifying the details of the alleged misrepresentation or breach of warranty, delivered to Seller prior to April 1, 1998; or (iii) if at or before the time of Closing Mark Payne or Stuart Romenesko had actual knowledge of the misrepresentation or breach of warranty;

               (b) the Purchaser Indemnitees shall not be entitled to recover under Section 7.2(b) or (c) hereof if indemnification is also available under Section 7.2(a) hereof;

               (c) the Purchaser Indemnitees shall not be entitled to recover under Section 7.2:

                   (i)     WITH RESPECT TO CONSEQUENTIAL DAMAGES,
               INCLUDING CONSEQUENTIAL DAMAGES CONSISTING OF BUSINESS INTERRUPTION OR LOST PROFITS, OR WITH RESPECT TO PUNITIVE DAMAGES;

                  (ii) to the extent aggregate Damages under Section 7.3(a) exceed $10,000,000; and

                   (iii) to the extent the Damages are covered by insurance (including title insurance) held by Purchaser.

         7.4 Purchaser's Indemnification Covenants. Purchaser shall indemnify, save and keep harmless Seller and its successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of:

               (a) any material inaccuracy in or breach of any representation and warranty made by Purchaser in this Agreement or in any closing document delivered to Seller in connection with this Agreement;

               (b) any material breach by Purchaser of, or failure by Purchaser to comply with, any of its covenants or obligations under this Agreement (including, without limitation, its obligations under this Article VII); or

               (c) Purchaser's failure to pay, discharge and perform any of the Assumed Liabilities.

         7.5 Indemnification Exclusive Remedy. Indemnification pursuant to the provisions of this Article VII shall be the exclusive remedy of the parties for any misrepresentation or breach of any warranty or covenant contained herein or in any closing document executed and delivered pursuant to the provisions hereof with respect to any matter which is the subject of this Article VII. Without limiting the generality of the preceding sentence, no legal action sounding in tort or strict liability may be maintained by any party.


                               ARTICLE VIII

                               Miscellaneous

         8.1   References.  The following terms are defined in the
   Agreement:

               Term                                      Section
               Accounts Receivable                       1.2(f)
               Affiliate                                 4.1(f)
               Agreement                                 Preamble
               Assumed Liabilities                       2.1
               Business                                  Recitals
               Closing                                   3.2
               Closing Date                              3.2
               Code                                      3.5
               Control                                   4.1(f)
               Damages                                   7.1
               Disclosure Schedule                       4.2
               Employee(s)                               6.1
               Equipment                                 1.2(b)
               ERISA                                     6.2
               GAAP                                      2.2(a)
               Intellectual Property                     4.2(o)
               Interim Financial Statements              4.2(f)
               Inventory                                 1.2(b)
               Leased Personalty                         1.2(d)
               Leased Premises                           1.2(e)
               Material Adverse Effect                   4.2(b)
               MW                                        3.3
               Permits                                   4.2(k)
               Purchased Assets                          Recitals
               Purchase Price                            3.1
               Purchaser                                 Preamble
               Purchaser Indemnitees                     7.2
               Purchaser's Ancillary Documents           4.1(b)
               Seller                                    Preamble
               Seller's Ancillary Documents              4.2(c)

               VVI                                       3.1
               Trademarks                                4.2(o)
               Warrant                                   3.1
               Welfare Plans                             6.2

         8.2 Sales and Transfer Taxes. Purchaser shall pay all sales, use, transfer and conveyance taxes arising in connection with the sale and transfer of the Purchased Assets to Purchaser pursuant to this Agreement.

         8.3 Publicity. Except as otherwise required by law, press releases concerning this transaction shall be made only with the prior agreement of the Seller and Purchaser.

         8.4 Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three
   (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail. Notices delivered by hand by facsimile, or by nationally recognized private carrier shall be deemed given on the first business day following receipt; provided, however, that a notice delivered by facsimile shall only be effective if such notice is also delivered by hand, or deposited in the United States mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile. All notices shall be addressed as follows:

                     If to Seller,
                     addressed to:

                     Montgomery Ward Direct, L.P.
                     Interchange Tower, Suite 300
                     600 South Highway 169
                     St. Louis Park, Minnesota 55426
                     Attention:  Chief Executive Officer

                     with a copy to:

                     Altheimer & Gray
                     10 South Wacker Drive
                     Suite 4000
                     Chicago, Illinois  60606
                     Attention: David W. Schoenberg
                     Telecopier:  (312) 715-4800

                     If to Purchaser,
                     addressed to:

                     ValueVision International, Inc.
                     6740 Shady Oak Road
                     Minneapolis, Minnesota  55344
                     Attention:  Chief Executive Officer

                     with a copy to:

                     Maslon, Edelman, Borman & Brand, a professional limited liability partnership
                     3300 Norwest Center
                     90 South Seventh Street
                     Minneapolis, Minnesota  55402-4140
                     Attention:  William M. Mower
   and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this
   Section 8.4.

         8.5 Expenses. Each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby, including, without limitation, attorneys', accountants' and other professional fees and expenses.

         8.6 Entire Agreement. This Agreement and the instruments to be delivered by the parties pursuant hereto constitute the entire agreement between the parties. Each exhibit and the Disclosure Schedule shall be considered incorporated into this Agreement. Any matter which is disclosed in any portion of the Disclosure Schedule is deemed to have been disclosed for the purposes of all relevant provisions of this Agreement. The inclusion of any item in the Disclosure Schedule is not evidence of the materiality of such item for the purposes of this Agreement and Seller's Ancillary Documents. The parties make no representations or warranties to each other, except as contained in this Agreement. Purchaser acknowledges that it has conducted an independent investigation of the financial condition, assets, liabilities, properties and projected operations of the Business in making its determination as to the propriety of the transaction contemplated by this Agreement, and in entering into this Agreement has relied solely on the results of said investigation and on the representations and warranties of Seller expressly contained in this Agreement.

         8.7 Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

         8.8 Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Illinois applicable to contracts made in that State.

         8.9 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, including, without limitation, third party beneficiary rights.

       8.10 Assignability. This Agreement shall not be assignable by either party without the prior written consent of the other party.

       8.11 Amendments. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto.

       8.12 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.
                                          SELLER:

                                          MONTGOMERY WARD DIRECT, L.P.

                                          By:   MW Direct General, Inc.,
                                                    the general partner

                                                By:
                                                Its:

                                          PURCHASER:

                                          VALUEVISION DIRECT MARKETING
                                                 COMPANY, INC.

                                          By:
                                          Its:

                                 EXHIBIT A


                EXERCISABLE ON OR BEFORE, AND VOID AFTER,
                5:00 P.M. MINNEAPOLIS TIME, AUGUST 8, 2003

   Series P                             Certificate for _______ Warrants


                   WARRANTS TO PURCHASE COMMON STOCK OF
                      VALUEVISION INTERNATIONAL, INC.
           INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


   THIS CERTIFIES that __________________________________, is the owner of the number of Warrants set forth above, each of which represents the right to purchase from ValueVision International, Inc., a Minnesota corporation (the "Company"), at any time on or before 5:00 Minneapolis time, August 8, 2003, upon compliance with and subject to the conditions set forth herein and in the Amended and Restated Warrant Agreement dated as of July 27, 1996 among the Company, Montgomery Ward & Co., Incorporated and Montgomery Ward Direct, L.P. (the "Warrant Agreement"), one share (subject to adjustments as set forth in the Warrant Agreement) of the Common Stock of the Company (such shares purchasable upon exercise of the Warrants being herein called the "Shares"), by surrendering this Warrant Certificate, with the Purchase Form duly executed, at the principal office of the Company, and by paying in full, in cash or by certified or official bank check payable to the order of the Company, the exercise price of $.01 per share.

         This Warrant Certificate is issued under and is subject to the terms and conditions of the Warrant Agreement and the Warrant
   Agreement is hereby incorporated by reference into this Warrant
   Certificate.

   THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
   SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED WITHOUT (I) THE OPINION OF COUNSEL
   SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

   RESTRICTION ON TRANSFER AND VOTING, REDEMPTION IF TRANSFER RESTRICTIONS VIOLATED. THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, PROVIDE THAT, EXCEPT AS OTHERWISE PROVIDED BY LAW, SHARES OF STOCK IN THE CORPORATION SHALL NOT BE TRANSFERRED TO "ALIENS" UNLESS, AFTER GIVING EFFECT TO SUCH TRANSFER, THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" WILL NOT EXCEED 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE CORPORATION, AND THE AGGREGATE VOTING POWER OF SUCH SHARES WILL NOT EXCEED 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE CORPORATION. NOT MORE THAN 20% OF THE AGGREGATE VOTING POWER OF ALL SHARES OUTSTANDING ENTITLED TO VOTE MAY BE VOTED BY OR FOR THE ACCOUNT OF "ALIENS". IF, NOTWITHSTANDING SUCH RESTRICTION ON TRANSFERS TO "ALIENS", THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" EXCEEDS 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE CORPORATION, OR IF THE AGGREGATE VOTING POWER OF SUCH SHARES EXCEEDS 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE CORPORATION, THE CORPORATION HAS THE RIGHT TO REDEEM SHARES OF ALL CLASSES OF CAPITAL STOCK, AT THEIR THEN FAIR MARKET VALUE, ON A PRO RATA BASIS, OWNED BY OR FOR THE ACCOUNT OF ALL "ALIENS" IN ORDER TO REDUCE THE NUMBER OF SHARES AND/OR PERCENTAGE OF

   VOTING POWER HELD BY OR FOR THE ACCOUNT OF "ALIENS" TO THE MAXIMUM NUMBER OR PERCENTAGE ALLOWED UNDER THE RESTATED ARTICLES OF
   INCORPORATION, AS AMENDED, OR OTHERWISE REQUIRED BY APPLICABLE
   FEDERAL LAW.  AS USED HEREIN, "ALIENS" MEANS ALIENS AND THEIR
   REPRESENTATIVES, FOREIGN GOVERNMENTS, AND THEIR REPRESENTATIVES, AND CORPORATIONS ORGANIZED UNDER THE LAWS OF A FOREIGN COUNTRY, AND THEIR REPRESENTATIVES.

   THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND
   CONDITIONS OF AN AMENDED AND RESTATED WARRANT AGREEMENT DATED AS OF JULY 27, 1996, A COPY OF WHICH IS ON FILE AT THE REGISTERED OFFICE OF THE COMPANY.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant Certificate on the __ day of September, 1996.

                                       VALUEVISION INTERNATIONAL, INC.


                                       By:
                                       Its:

   TO:  ValueVision International, Inc.
         6740 Shady Oak Road
         Minneapolis, MN 55344


                               PURCHASE FORM
        (To be Executed in Order to Exercise Warrant Certificates)


         The undersigned hereby irrevocably elects to exercise
   ___________________* of the Warrants represented by the Series P Warrant Certificate and to purchase for cash the Shares issuable upon the exercise of said Warrants and requests that certificates for such Shares shall be issued in the name of the undersigned.


   Dated:______________



                                       By:
                                       Its:






   *Insert here the number of Warrants evidenced on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash which, pursuant to the adjustment provisions referred to in this Warrant Certificate, may be deliverable upon exercise.

                                                               Exhibit B


                 AMENDED AND RESTATED OPERATING AGREEMENT

         THIS AGREEMENT is made as of July 27, 1996 between Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW") and
   ValueVision International, Inc., a Minnesota corporation ("VVI").

                              R E C I T A L S

         A. MW and VVI are parties to a certain Operating Agreement, dated March 13, 1995 (the "Original Agreement"), pursuant to which MW granted to VVI certain rights, and agreed to certain restrictions on its activities, in connection with Television Home Shopping (as herein defined).

         B. Effective concurrently herewith, VVI is purchasing from Montgomery Ward Direct, L.P., a Delaware limited partnership which is a wholly owned indirect subsidiary of MW ("MWD"), substantially all of the assets of MWD. MWD is engaged in the business of selling Products (as herein defined) through direct-mail specialty catalogs. In addition, concurrently herewith, (x) the existing Servicemark License Agreement between MW and VVI, dated March 13, 1995 is being amended and restated to include the granting to VVI of a license to use the service mark "Montgomery Ward Direct" (the "MWD Mark") and
   (y) the existing Credit Card License and Receivables Sale Agreement between MW and VVI, dated March 13, 1995 is being amended in certain respects, to include the use of the Card (as herein defined) in connection with Catalog Activities (as herein defined).

         C. By virtue of the acquisition of the assets of MWD, and the grant of the license to use the MWD Mark, the parties desire to amend and restate the Original Agreement to (i) cover the direct-mail businesses to be conducted by VVI under the MWD Mark, and (ii) revise certain provisions of the Original Agreement to reflect understandings reached by the parties based upon their fifteen months of experience in operating under the Original Agreement.

                            A G R E E M E N T S

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Original Agreement to read as follows:

         1.    Certain Definitions.  For the purposes of this Agreement:

               (a) "Affiliate" shall mean any Person which directly or indirectly is controlled by the Person in question. "Control" means the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of a Person whether through ownership of voting securities, through the power to appoint directors, by contract or otherwise. For purposes of this Agreement, neither the General Electric Company ("GE"), nor General Electric Capital Corporation ("GECC"), nor any subsidiary of GE or GECC, shall be deemed to be an Affiliate of MW.

               (b) "Cable Systems" shall mean individual cable television systems. Each cable television system shall be considered to be an individual Cable System, regardless of whether such cable television system is operated by an operator of more than one Cable System.

               (c) "Card" shall mean any private-label credit card offered by any member of the MW Group or its designee to customers of any member of the MW Group, including but not limited to the Montgomery Ward credit card and the Lechmere credit card.

               (d) "Catalog Activities" shall mean the conduct of the following activities:

                     (i) the offer and sale of Products through mail-order catalog offers (the "Primary Catalog Activity");

                     (ii) the offer and sale of Products through direct mail syndications and reverse syndications (as such terms are commonly used in the catalog and direct-mail industry);

                     (iii) the offer and sale of Products through
               telemarketing to customers derived through the Primary Catalog Activity;

                     (iv)  prospecting for new customers using a
               combination catalog and pre-approved credit offer;

                     (v)  use of 30, 60 and 120 second television
               commercials for promotion of the Primary Catalog
               Activity;

                     (vi) the offer and sale of Products through solo and multi-solo mailings to customers derived through the Primary Catalog Activity; and

                     (vii) the use of the Internet and on-line services to promote the Primary Catalog Activity.

               (e)  "Effective Date" shall mean March 13, 1995.

               (f) "Excluded Products" shall mean unique, proprietary Products (as herein defined) such as the PowerGrower, that (x) are developed or promoted by a member of the MW Group for the primary benefit of the MW Group, and (y) are not marketed through the use of any of the Marks.

               (g) "HSN" shall mean Home Shopping Network, Inc., a Delaware corporation.

               (h) "HSN Agreements" shall mean (i) that certain Agreement, dated as of October 12, 1988 among Signature Agency, Inc., HSN and HSN Insurance, Inc., (ii) that certain Agreement, dated as of October 31, 1987, between Signature's Nationwide Auto Club, Inc., HSN and Home Shopping Insurance, Inc., (iii) that certain Agreement, dated as of October 12, 1987, between Montgomery Ward Life Insurance Company, HSN and Home Shopping Insurance, Inc., and (iv) that certain Agreement, dated as of October 10, 1991, among Montgomery Ward Enterprises, Inc., The Signature Life Insurance Company of America, Home Shopping Club, Inc. and HSN Insurance, Inc.

               (i) "Marks" shall have the meaning ascribed to such term in the Restated Servicemark License Agreement.

               (j) "MW Group" shall mean, collectively, MW and its Affiliates.

               (k) "MW Products" shall mean Products offered for sale by any member of the MW Group.

               (l) "MW Services" shall mean services offered from time to time by Signature (as herein defined).

               (m) "New Warrants" shall mean Series P Warrants to purchase shares of common stock, $.01 par value, of VVI.

               (n) "Person" shall mean a natural person, corporation, general or limited partnership, limited liability company or partnership, proprietorship, association, joint venture, governmental agency, trust, estate, unincorporated organization, or other entity or organization whether acting in an individual, fiduciary, or other capacity.

               (o) "Pledge Agreement" shall mean that certain Pledge Agreement, dated of even date herewith, between MW and VVI.

               (p) "Product" or "Products" shall mean any consumer merchandise other than Excluded Products.

               (q)   "Related Agreements" shall mean the Pledge
         Agreement, the Receivables Sale and Purchase Agreement (as herein defined) and the Restated Servicemark License Agreement (as herein defined).

               (r) "QVC" shall mean QVC Network, Inc., a Delaware corporation.

               (s) "Restated Servicemark License Agreement" shall mean that certain Amended and Restated Servicemark
         License Agreement between MW and VVI, of even date herewith.

               (t) "Receivables Sale and Purchase Agreement" shall mean that certain Credit Card License and Receivables Sale Agreement between MW and VVI, dated
         March 13, 1995, as amended by a letter agreement of even date herewith.

               (u) "Retailer" shall mean a Person principally engaged in the retail merchandising of consumer goods within the United States, other than a member of the MW Group or VVI. By way of example and not of limitation, "Retailer" includes merchandisers such as Sears, J.C.Penney, Macys, Target, and the like.

               (v)  "Retained Catalog Rights" shall mean the following:

                     (i)  the right of MW to conduct its existing
               special-offers business through statement inserts, solo and multi-solo mailings and through syndications;

                     (ii) the right of Signature (as herein defined) to market a membership-based shopping service and to do catalog or solo mailings to potential members to solicit memberships and to encourage members to purchase merchandise through such service; and

                     (iii) the right of Signature to conduct continuity
               businesses.

               (w)  "Signature" shall mean Signature
         Financial/Marketing, Inc. and its Affiliates, all of which presently are members of the MW Group.

               (x)   "Syndicated Programs" shall mean
         syndicated/transactional television programming intended for broadcast over multiple broadcast or cable television networks, using a format other than that described in the first sentence of the definition of Television Home Shopping.

               (y) "Taxes" shall mean sales, use, service and similar taxes.

               (z)   "Television Home Shopping" shall mean
         Product-focused television programming whereby Products are sold by "on-air" hosts and orders are placed by viewers directly with the party providing said television programming or its agents or representatives, using substantially the format used as of the date hereof by VVI, HSN and QVC. Without limiting the generality of the preceding sentence, Television Home Shopping does not include commercials or Syndicated Programs, but does, for the five year period commencing on the date hereof, include so-called "infomercials" of a length not exceeding 30 minutes.

               (aa) "ViaTV" shall mean RSTV, Inc., a Florida corporation.

               (y) "VVI" shall mean ValueVision International, Inc. and its Affiliates.

               (z) "VVI Cataloging Business" shall mean the conduct by VVI of Catalog Activities, through the use of one or more of the Marks and/or offering customers the use of the Card.

   Other definitions are contained in the body of this Agreement.

         2.    Exclusivity.  During the term of this Agreement:

               (a) No member of the MW Group will, directly or indirectly:

                     (i) sell or offer for sale any Product through
               Television Home Shopping or Catalog Activities within the United States, except through VVI; provided, however that this Section 2(a)(i) shall not apply to (w) Excluded Products, (x) Retained Catalog Rights, or (y) Products offered for sale by any business that is acquired from a third party after the Effective Date by any member of the MW Group;

                     (ii) start up a Television Home Shopping business
               or, for a period of five years, commencing on the date hereof, a Catalog Activities business;

                     (iii) acquire 10% or more of the outstanding equity
               securities (or securities representing 10% or more of the aggregate voting power of the outstanding securities) of a Person principally engaged in Television Home Shopping, including, without limitation, HSN, QVC, and ViaTV, or, for a period of five years, commencing on the date hereof, Catalog Activities; or

                     (iv) enter into, or assist any Person (i) to
               obtain, arrangements for Cable System carriage of Television Home Shopping, including, without limitation, by purchasing advertising time on any such Cable System for the purpose of so assisting such Person, or purchase advertising time on Television Home Shopping programming on any Cable System, except with VVI pursuant to this Agreement, or (ii) in starting-up, developing or conducting any Catalog Activities (other than the Retained Catalog Rights).

         This Section 2(a) shall not prevent any member of the MW Group from acquiring a voting or equity interest in, or the operating assets of, a Person that engages in Television Home Shopping or Catalog Activities other than as a principal business; provided, however, that if the MW Group shall acquire a Person, or the assets of a Person, engaged in Catalog Activites other than as a principal business, MW shall notify VVI, and, if VVI shall desire to purchase the portion of such Person which is engaged in Catalog Activities, MW shall negotiate in good faith with VVI with a view to selling such portion to VVI.

               (b) Without the prior written consent of MW, which shall not unreasonably be withheld:

                     (i) VVI and its Affiliates will not sell or offer for sale any Products through Television Home Shopping within the United States using the servicemarks, trade names or trademarks of any Retailer; and

                     (ii) VVI and its Affiliates shall not engage in Catalog Activities using any servicemarks, trade names or trademarks of any Retailer other than MW and its Affiliates, or offer for sale through Catalog Activities services which are competitive with MW Services then being offered by Signature, provided that Signature shall have offered such MW Services prior to the time competitive services are intended to be offered by VVI;

               (c) Except as otherwise provided in the HSN Agreements, MW shall give to VVI the first opportunity to offer for sale, via Television Home Shopping, MW Services which MW considers in good faith to be appropriate for sale by means of Television Home Shopping. MW shall do so by giving VVI notice of MW's intent to offer such MW Services, and the prices, terms and other economic terms with respect to such MW Services which MW desires. MW and VVI shall thereupon negotiate in good faith over whether VVI shall offer such MW Services, and the terms of any such offer. If MW and VVI reach an agreement with respect to such MW Service within 30 days after the commencement of negotiations, then VVI shall have the exclusive right to offer such MW Service through Television Home Shopping. If the parties do not so reach an agreement, MW shall thereafter have the right to offer such MW Service to other Television Home Shopping networks on such terms as MW shall determine in its sole judgement, provided that the Card shall not be offered and the Marks shall not be used in connection with the offering of such MW Services on such networks.

               (d) MW shall give to VVI the first opportunity to carry any Syndicated Program which MW desires to be distributed by a broadcast or cable television network engaged primarily in Television Home Shopping, including without limitation VVI, HSN, QVC and ViaTV. MW shall do so by giving VVI notice of MW's intent to so distribute such Syndicated Program, and the economic terms with respect to such Syndicated Program which MW desires. MW and VVI shall thereupon negotiate in good faith over the terms pursuant to which such Syndicated Program would be broadcast by VVI and the compensation, if any, payable to MW therefor. If MW and VVI reach an agreement with respect to such Syndicated Program within 30 days after the commencement of negotiations, then MW shall not offer such Syndicated Program over any broadcast or cable television network engaged primarily in Television Home Shopping other than VVI. If the parties do not so reach an agreement, MW shall thereafter have the right to offer such Syndicated Program to other Television Home Shopping networks on terms not materially less favorable to MW than the terms which were offered to VVI, provided that the Card shall not be offered and the Marks shall not be used in connection with such Syndicated Program on such network.

         3.    Marks.    MW shall not license or permit any Person,
   other than VVI or its Affiliates, to use the Marks (or marks confusingly similar thereto) in Television Home Shopping or Catalog Activities, nor shall MW license or permit any Person other than VVI engaged primarily in Television Home Shopping or Catalog Activities, including without limitation QVC, HSN and ViaTV, to use the Marks (or marks confusingly similar thereto) for any purpose.

         4. Card. MW shall not license or permit any Person, other than VVI, to use the Card to sell or offer for sale any Products through Television Home Shopping or Catalog Activities, nor shall MW license or permit any Person other than VVI engaged primarily in Television Home Shopping (including without limitation QVC, HSN, and ViaTV) or Catalog Activities, to use the Card for any purpose, provided, however, that notwithstanding the foregoing, the Card may be used for any purpose other than to sell or offer for sale any Products through Television Home Shopping or Catalog Activities (other than through the Retained Catalog Rights) by (i) any member of the MW Group, and (ii) any person that was using the Card prior to such time as MW obtained actual knowledge that such Person was controlled by a company engaged primarily in Television Home Shopping or Catalog Activities.

         5. Programming and Catalog Content. VVI shall have exclusive control over all television programming for Television Home Shopping, and catalog and mailing content for Catalog Activities, including without limitation, product selection, method and form of presentation and content; provided, however, that any Television Home Shopping programming, and any Catalog Activity, employing any of the Marks, or using the Card, shall be subject to the provisions of the Restated Servicemark License Agreement and the Receivables Sale and Purchase Agreement. Nothing contained herein shall preclude VVI from offering television programming in formats other than Television Home Shopping.

         6. Fulfillment. VVI shall have sole responsibility for, and exclusive control over, fulfillment except as provided herein.
   Without limiting the generality of the preceding sentence:

               (a) Except as provided in this paragraph, VVI shall have sole responsibility for and exclusive control over inbound telemarketing and fulfillment of viewer orders generated through Television Home Shopping, and fulfillment of sales generated through Catalog Activities, either from VVI's inventory or through drop-shipments arranged by VVI with MW or other drop-ship vendors. Notwithstanding the foregoing, MW shall have responsibility for fulfillment of viewer or customer orders that are drop-shipped from MW to the customer.

               (b) Except as provided in this paragraph, VVI shall bear the sole risk of loss with respect to all merchandise, including MW Products, including the loss of risk in transit and the risk of theft. Notwithstanding the foregoing, MW shall bear the sole risk of loss, including the risk of loss in transit and the risk of theft, for orders that are drop-shipped from MW to the customer.

               (c) VVI shall bear the sole credit risk with respect to all Products, including MW Products, and MW Services, which VVI shall sell on credit, excluding, however, any Product sold through use of the Card, except as otherwise provided in the Restated Receivable Sales and Purchase Agreement.

               (d) Except as provided in this paragraph, VVI will be solely responsible for collecting from its customers any Taxes which may be due on any sales of Product (including MW Products) or MW Services to its customers and shall remit all such amounts to the appropriate taxing authorities. Notwithstanding the foregoing, MW shall be solely responsible for collection of Taxes from its customers who buy Product or MW Services using the Card, except as provided in the Restated Receivable Sales and Purchase Agreement. Nevertheless, MW shall remit to VVI, pursuant to the Restated Receivable Sales and Purchase Agreement, an amount equal to the Taxes charged to customers by VVI on each purchase using the Card, which amount VVI shall remit to the appropriate taxing authority.

               (e) VVI will not modify its standard 30-day Product return period (except for Products constituting "seconds", Products which have been repaired or reconditioned or close-
         outs) without MW's consent, which consent will not unreasonably be withheld. VVI and MW shall instruct customers to return Product purchased from VVI through Television Home Shopping or Catalog Activities (other than Product drop-shipped by MW) to VVI, and not to MW stores. In the event that MW accepts returns of Product purchased from VVI through Television Home Shopping or Catalog Activities in accordance with VVI's return policy, MW shall promptly ship such product to VVI. If such return was accepted in accordance with VVI's return policy, VVI will bear the freight cost associated with such return; otherwise, VVI and MW will each bear 50% of such cost.

         7.    Purchase of MW Products and MW Services from MW.

               (a) VVI shall have the right, exercisable from time to time upon written notice to MW using an agreed form of purchase order, to purchase MW Products, for the purpose of resale by means of Television Home Shopping or Catalog Activities, subject to (i) applicable restrictions in vendor agreements pursuant to which MW purchased such MW Products, and (ii) MW's own requirements for MW Products. Upon request, MW will advise

         VVI as to whether an agreement with any of MW's vendors contains any restrictions on MW's ability to resell Product from such vendor to VVI. MW shall have the sole right to determine its requirements for such MW Products. The prices of such MW Products shall not exceed MW's direct cost thereof (including freight, but excluding corporate overhead charges), and the terms of sale shall be the same terms as those under which MW purchased such MW Products, except that such MW Products shall be shipped to VVI f.o.b. MW's warehouses. MW agrees to use commercially reasonable efforts to assist VVI to obtain vendors' consents and any necessary trademark licenses. VVI will cease offering via Television Home Shopping any MW Product with respect to which MW advises VVI in writing that the vendor has specifically requested that such MW Product not be sold via Television Home Shopping ("Withdrawn Product"). MW will accept returns of all such Withdrawn Product from VVI and will reimburse to VVI the purchase price and freight charges paid by VVI in acquiring or returning such Withdrawn Product.

               (b) Prices and terms with respect to MW Services shall be as agreed from time to time by MW and VVI with respect to the particular MW Service to be offered through Television Home Shopping or Catalog Activities.

               (c) MW shall have the right to establish a credit limit, and credit terms, for all VVI purchases pursuant to this
         Section 7 and pursuant to Section 8. Except as provided above with respect to Withdrawn Product, return privileges with respect to MW Products shall be as agreed between MW and VVI with respect to the particular MW Products, and in the absence of such an agreement, VVI shall not have return privileges, except with respect to defective goods.

               (d) MW disclaims any express or implied warranties with respect to MW Products, including without limitation the implied warranties of merchantability and fitness for a particular purpose, except for any private-label MW Products as to which MW offers a manufacturer's warranty (in which case MW's standard manufacturer's warranty for such MW Product shall apply). MW will assign to or otherwise make available to VVI all manufacturer's warranties and other rights of MW relating to third party claims arising from MW Products sold by MW to VVI and provide reasonable assistance to VVI in obtaining the benefits of such warranties, at no expense to MW; provided, however, that MW shall retain the concurrent right to assert such rights with respect to such MW Product.

         8. Introductions to MW Vendors. From time to time during the term hereof, MW will introduce VVI's buyers to MW's principal vendors and such other MW vendors to which VVI reasonably requests an introduction, and MW's buyers will provide reasonable advice and assistance to VVI's buyers to obtain Product, vendors' consents and licenses, consistent with the needs of MW's business. In its discretion, and subject to the terms of its agreements with its vendors, MW may purchase Product for resale to VVI, on terms established by MW and acceptable to VVI.

         9. Buying Office. During the term hereof, MW will make available to VVI, without charge, except as provided in this Section 9, office space and reasonable office support services at MW's headquarters in Chicago for use as a buying office. To the extent required in order to efficiently implement the provisions of this

   Agreement, during the term hereof, VVI will make office space and reasonable office support services available to MW at its headquarters in Minneapolis, without charge, except as provided in this Section 9. Each party may charge the other party for any office support service costs (e.g., long distance telephone, photocopies, postage), at such party's direct cost (excluding overhead) to be agreed upon by the parties. The parties agree to work together in good faith to determine the most cost-effective means to equip and operate such offices.

         10. Cable Carriage Agreements and Advertising Commitments. MW and VVI agree that:

               (a) VVI shall, and MW may at its option, use commercially reasonable efforts to negotiate for long term cable carriage agreements pursuant to which Cable Systems will agree to carry VVI's Television Home Shopping programming.
         Each party will use its best efforts to promptly notify the other of the commencement of negotiations with any Cable System, and will permit the other party to participate therein. MW shall have the right, but not be obligated, to assist VVI to obtain long term cable carriage agreements by purchasing advertising time on such Cable Systems, with cash or non-cash consideration acceptable to the Cable System (such as MW Services);

               (b) subject to the remainder of this paragraph 10, MW shall not be obligated to purchase advertising time except to the extent it expressly agrees in writing with the Cable System or VVI to be so obligated (an "Advertising Commitment"). Notwithstanding the preceeding sentence, MW hereby makes an Advertising Commitment that the MW Group will, collectively, purchase not less than $20,000,000 of advertising time on Cable Systems through VVI during the five year period commencing August 1, 1996. The MW Group will have sole control of (i) the nature and extent of all advertising it places with Cable Systems, (ii) the content of all advertisements, and (iii) the selection of the specific Cable Systems on which it intends to place advertising. MW shall receive full credit under this paragraph 10 for any advertising placed by an Affiliate of MW as of August 1, 1996 through VVI even though such Affiliate shall have ceased to be an Affiliate of MW. MW shall use its best efforts to place (i) $5,000,000 of advertising through VVI during the one year period commencing August 1, 1996, (ii) $4,000,000 of advertising during each of the years commencing on the first, second and third anniversary of said date, and
         (iii) $3,000,000 of advertising during the year commencing on the fourth anniversary of said date. To the extent the MW Group shall have placed less than the minimum amount of advertising for a one year period referred to in the preceding sentence, the shortfall shall be carried forward to subsequent years; provided, however, that MW shall be obligated to place all $20,000,000 of advertising prior to August 1, 2001. As collateral security for MW's obligations under the preceding portions of this subparagraph (b), MW shall pledge to VVI New Warrants to purchase 1,637,138 shares, pursuant to the Pledge Agreement;

               (c) VVI shall not be obligated to enter into any cable carriage agreement except to the extent that VVI has determined, in its sole discretion, that such cable carriage agreement is in the best interests of VVI. If at any time VVI is required to pay additional amounts to a Cable System solely because of MW's failure to purchase advertising time that MW had committed to purchase in an Advertising Commitment (other than by reason of a breach of such Advertising Commitment by such Cable System), MW will reimburse VVI for such additional amount that VVI is required to pay the Cable System, not to exceed the difference between the amount MW committed to expend on advertising with such Cable System pursuant to such Advertising Commitment, and the amount paid by MW for advertising under such Advertising Commitment. In addition to all other rights and remedies otherwise provided by law, except as specifically limited hereunder, in the event that MW breaches an Advertising Commitment, VVI shall have the termination right provided in subparagraph 22(b)(ii).

         11. Board of Directors. Subject to the provisions of this paragraph 11, commencing on the date of this Agreement and ending on the first to occur of (x) the date on which MW owns or shall have the right to own less than 10% of the outstanding common stock of VVI (computed on a fully diluted basis) and (y) the date on which this Agreement terminates, MW will have the right to designate one nominee on management's slate of nominees for the Board of Directors; provided, however that MW will not designate as a director nominee
   (x) any person who is an officer or director of GE or GECC or any of their Affiliates, (y) any person with respect to whom VVI would be required to disclose information in response to Item 401(f) of Regulation S-K or Item 401(d) of Regulation S-B, or (z) any proposed nominee to the extent VVI is advised in writing by its counsel that, in such counsel's opinion, nomination of such designee would result in a violation of the fiduciary duties of VVI's directors. During the period in which MW has the right to designate a director-nominee,
   (i) VVI will agree to recommend such nominee to its stockholders,
   (ii) VVI (with respect to any Shares as to which it has voting power) and Messrs. Robert Johander and Nicholas Jaksich, as long as such individuals remain members of VVI's Board of Directors, will each vote all Shares over which they have voting power in favor of the election of MW's nominee, and (iii) MW will vote all Shares over which it has voting power in favor of VVI's nominees. If this Agreement shall terminate, unless MW shall at such time own 10% or more of VVI's then outstanding common stock, MW will cause its designee to promptly resign from the Board of Directors. The MW director-nominee, and the directors of MW who were appointed by GE or GECC, shall each execute such recusal statements as may be required from time to time in order that none of VVI, GECC nor GE (as both the ultimate indirect owner of shares of MW and the owner of National Broadcasting Company, Inc. and its subsidiaries will be in violation of the multiple ownership and combined ownership rules, regulations, and policies of the Federal Communications Commission.

         12. [Intentionally omitted.]

         13.   Insurance.

               (a) VVI shall purchase and maintain in effect at all times during the term of this Agreement, the following policies of insurance:

                     (i) A policy of commercial general liability insurance, on an occurrence rather than a claims made basis, including coverage for contractual liability, product liability, business automobile liability insurance, personal injury, and property damage and advertising injury, naming MW as an additional insured, with a combined single limit of liability for bodily injury and property damage of not less than $1 million, and endorsed to eliminate the exclusion for coverage as to property in MW's care, custody and control;

                     (ii) A policy of employer's liability insurance with a combined single limit of liability of $500,000 per occurrence and in the aggregate.

                     (iii)  Umbrella liability insurance on an
               occurrence basis with a $10,000,000 combined single limit of liability per occurrence and in the aggregate.

                     (iv) Director's and officer's liability insurance covering all directors and executive officers, with a combined single limit of not less than $2,000,000 per occurrence and in the aggregate.

                     (v)  Crime insurance, including coverage for
               employee dishonesty, with a combined single limit of not less than $1,000,000 per occurrence and in the aggregate.

         All such insurance shall be endorsed to provide at least ten
         (10) days' prior written notice to MW in the event of any proposed cancellation or modification. All of the insurance specified in this paragraph shall be with insurance carriers duly authorized to do business in Minnesota. Upon request, VVI shall furnish MW with copies of policies, certificates or other evidence of all such insurance in conformity with the requirements of this Agreement. VVI will also use commercially reasonable efforts to obtain vendor's endorsements with respect to all material items of merchandise, other than MW Products or jewelry, sold by VVI, naming MW as an additional insured.

               (b)   During the term of this Agreement, MW will:

                     (i)   cause VVI to be named as an additional
               insured with respect to all coverages, including without limitation, contractual liability, products liability and advertising injury, under MW's comprehensive general liability insurance policies with respect to all MW Products; and

                     (ii) use commercially reasonable efforts to obtain vendor's endorsements, naming VVI, with respect to all material MW Products which are sold to VVI pursuant to this Agreement.

         14. Inspection of Records. Each party will have the right to inspect the other's books, records, and premises with regard to any transaction under this Agreement and the Related Agreements. In order to verify the accuracy of all the above accounts and records, each party will have the right at its sole cost to copy said books and records. All information in such books, records, or revealed by such inspection, shall be deemed to be confidential information subject to the provisions of Sections 15 (except to the extent provided in Section 15(a)(i), (ii) and (iii) and 15(b)(i), (ii) and
   (iii), and 16 hereof).

         15.   Confidentiality.

               (a) In the performance of this Agreement and the Related Agreements, VVI and its Affiliates may be exposed to the confidential information or trade secrets of the MW Group and others. VVI and its Affiliates shall not disclose to anyone not employed by the MW Group or MW's designee under the Receivables Sale and Purchase Agreement nor use except on behalf of the MW Group or MW's designee under the Receivables Sale and Purchase Agreement any such confidential information acquired by VVI or its Affiliates in the performance of this Agreement or the Related Agreements, except as authorized by MW by prior writing. Information regarding all aspects of the MW Group's business, either directly or indirectly disclosed to VVI or its Affiliates or developed by VVI or its Affiliates in the performance of this Agreement and the Related Agreements shall be presumed to be confidential except to the extent that such information (i) shall have been published or otherwise made freely available to the general public without restriction through no wrongdoing of VVI or its Affiliates, (ii) shall have been obtained from a third party not reasonably known by VVI or its Affiliates after reasonable inquiry, to be subject to a confidentiality agreement with MW or any of its Affiliates or
         (iii) is required (in the reasonable opinion of VVI's legal counsel) to be disclosed pursuant to law or legal process.
         With regard to all of such confidential information, VVI agrees that it and its Affiliates shall: (a) forever hold in strict confidence such information; (b) not alter, copy, misappropriate, misuse, transfer, sell, deliver or divulge, under any circumstances, any of such confidential information to anyone other than an employee or agent of VVI or its Affiliates whose duties require access to such information and then only in the course of VVI's performance under this Agreement and such employee or agent shall be bound by the terms of this paragraph 15(a); and (c) upon the termination of this Agreement, return all such confidential information to MW or to destroy same together with all additional copies thereof.

               (b) In the performance of this Agreement and the Related Agreements, the MW Group (which, for the purposes of this paragraph 15(b) shall include MW's designee under the Receivables Sale and Purchase Agreement) may be exposed to confidential information or trade secrets of VVI, its Affiliates and others. The MW Group shall not disclose to anyone not employed by VVI or its Affiliates nor use except on behalf of VVI and its Affiliates any such confidential information acquired by the MW Group in the performance of this Agreement and the Related Agreements, except as authorized by VVI by prior writing. Information regarding all aspects of VVI's business either directly or indirectly disclosed to the MW Group or developed by any member of the MW Group in the performance of this Agreement and the Related Agreements shall be presumed to be confidential except to the extent that such information (i) shall have been published or otherwise made freely available to the general public without restriction through no wrongdoing of the MW Group, (ii) shall have been obtained from a third party not reasonably known by the MW Group, after reasonable inquiry, to be subject to a confidentiality agreement with VVI or any of its Affiliates or
         (iii) is required (in the reasonable opinion of MW's legal counsel) to be disclosed pursuant to law or legal process.
         With regard to all of such confidential information, the MW Group shall: (a) forever hold in strict confidence such information; (b) not alter, copy, misappropriate, misuse, transfer, sell, deliver or divulge, under any circumstances, any of such confidential information to anyone other than an employee or agent of the MW Group whose duties require access to such information and then only in the course of the MW Group's performance under this Agreement and such employee or agent shall be bound by the terms of this paragraph 15(b); and
         (c) upon the termination of this Agreement, return all such confidential information to VVI or to destroy same together with all additional copies thereof.

               (c) The obligations of the parties under paragraphs 15(a) and 15(b) shall survive the termination or expiration of this Agreement for a period of five years after such termination or expiration.

         16.   Cardholder Data.

               (a) Pursuant to the Receivables Sale and Purchase Agreement, VVI and MW have come into, or will hereafter come into, possession of the names, addresses and other data and information ("Cardholder Data") with respect to VVI viewers or customers who are or become holders of the Card and who purchase Product from VVI using the Card ("Cardholders"). Cardholder Data already in MW's or VVI's possession as of the Effective Date or which MW or VVI acquires from sources other than the other party do not constitute Cardholder Data. Customers who have purchased Product from VVI by use of the Card (regardless of whether such customers have also used any other credit card) are referred to herein as "Cardholder Customers."

               (b) The parties agree that (i) all Cardholder Data provided by MW to VVI with respect to Persons who are not Cardholder Customers shall remain the sole property of MW, and
         (ii) Cardholder Data with respect to Cardholder Customers will be the joint property of MW and VVI. Each of MW and VVI may exercise all rights of ownership with respect to Cardholder Data with respect to Cardholder Customers; provided, however, that (x) no so-called "back-end" marketing of Products or services by VVI to Cardholder Customers, other than through Catalog Activities, shall include the use of the Marks or the offering of the Card without MW's approval, which shall not unreasonably be withheld, and (y) VVI will not, directly or indirectly, sell or lease to parties other than Affiliates of VVI as of the date hereof any Cardholder Data relating to Cardholder Customers to any Retailer or to any Person which is engaged in the rendering of services which are in competition with any of the MW Services as then offered by Signature. In any sale or lease of Cardholder Data pertaining to Cardholder Customers which is not prohibited pursuant to the preceding sentence, VVI shall not make available any Cardholder Data pertaining to the Cardholder Customer's past use of the Card or such Cardholder Customer's creditworthiness, to the extent any such information was obtained from the MW Group or the issuer of the Card.

               (c) The obligations of the parties under paragraphs 16(a) and 16(b) shall survive the termination or expiration of this Agreement for a period of five years after such termination or expiration.

         17. Representations and Warranties. The parties make the following representations and warranties to each other:

               (a) MW makes the following representations and warranties to VVI:

                     (i) MW is a corporation duly organized, existing and in good standing under the laws of the State of Illinois;

                     (ii) MW has all necessary corporate authority, and it has obtained all required consents, to enter into this Agreement and the Related Agreements, and that such entry shall not constitute a breach of any other material agreement to which MW is a party or may be bound;

                     (iii) MW has obtained all necessary consents,
               authorizations, orders or approvals, if any, of any governmental authority or other person required on the part of MW for the performance by MW or its agents of its obligations under this Agreement and the Related Agreements;

                     (iv)  MW possesses all material permits and
               licenses, if any, necessary to the performance of its obligations under this Agreement and the Related
               Agreements;

                     (v) No member of the MW Group is subject to, or obligated under, any provision of (i) their respective articles of incorporation or by-laws, (ii) any agreement, arrangement or understanding, including, without limitation, the HSN Agreements, (iii) any license, franchise or permit, or (iv) any law, regulation, order, judgment or decree; that would be breached or violated, or in respect of which a right of termination or acceleration or any encumbrances on any of their respective assets would be created, by the execution, delivery and performance of this Agreement and the Related Agreements by MW;

                     (vi) neither the execution and delivery of this Agreement or the Related Agreements by MW and VVI, nor their performance thereof in accordance with the terms thereof, will result in a violation of any applicable law, regulations, orders, rulings or agreements which violation would have a material adverse effect on either MW or VVI;

                     (vii) MW is the user and owner of the entire right,
               title and interest in and to the Marks in the United States subject to any licenses that have previously been granted;

                     (viii) MW has no knowledge of any infringement in
               the United States of the rights granted under the Restated Servicemark License Agreement by any third party; and

                     (ix) MW has not granted any rights to any third party that conflict with the rights granted under the Restated Servicemark License Agreement.

               (b) VVI makes the following representations and warranties to MW:

                     (i) VVI is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota;

                     (ii) VVI has all necessary corporate authority, and has obtained all required consents, to enter into this Agreement and the Related Agreements and that such entry shall not constitute the breach of any other material agreement to which VVI is a party or may be bound;

                     (iii) VVI has obtained all necessary consents,
               authorizations, orders or approvals, if any, of any governmental authority or other person required on the part of VVI for the performance by VVI or its agents of its obligations under this Agreement and the Related Agreements;

                     (iv)  VVI possesses all material permits and
               licenses, if any, necessary to the performance of its obligations under this Agreement and the Related
               Agreements; and

                     (v) VVI is not subject to, or obligated under, any provision of (i) its articles of incorporation or by-laws, (ii) any agreement, arrangement or understanding, (iii) any license, franchise or permit, or
               (iv) any law, regulation, order, judgment or decree; that would be breached or violated, or in respect of which a right of termination or acceleration or any encumbrances on any of its assets would be created, by the execution and delivery of this Agreement and the Related Agreements by VVI or the performance of this Agreement or the Related Agreements.

               (c) The representations and warranties of the parties made in this Section 17 shall survive the execution of this Agreement for an eighteen month period.

         18. Other Obligations of the Parties. The parties make the following affirmative covenants to each other:

               (a)   MW makes the following affirmative covenants to
         VVI:

                     (i) MW will comply in all material respects with
               all applicable laws and regulations which affect the performance in any material respect of MW's obligations under this Agreement and the Related Agreements.

                     (ii) MW shall not grant any rights to any third party that conflict with the rights granted under the Restated Servicemark License Agreement.

               (b)   VVI makes the following affirmative covenants to
         MW:

                     (i) VVI will comply in all material respects with all applicable laws and regulations which affect the performance in any material respect of VVI's obligations under this Agreement and the Related Agreements; provided, however, that this covenant shall not be deemed to apply to laws and regulations with respect to the legality of the proposed use of the Card or the Revolving Charge Plan (as defined in the Receivables Sale and Purchase Agreement) in accordance with the Receivables Sale and Purchase Agreement;

                     (ii) not later than ninety (90) days after the end of each fiscal year of VVI, commencing with the fiscal year ending January 31, 1998, VVI shall give to MW a written statement, certified as accurate by VVI's chief financial officer, setting forth a detailed computation of gross and net sales of Products through Catalog Activities for the preceding fiscal year. MW shall have the right, exercisable upon reasonable prior notice, to inspect and copy VVI's books and records relating to the foregoing computations.

         19. Term. Unless sooner terminated pursuant to paragraph 22 hereof, the term of this Amended and Restated Operating Agreement shall commence on the date hereof and end on July 31, 2008.

         20.   Events of Default.

               (a)   The occurrence of any of the following
         circumstances shall be an Event of Default by MW:

                     (i)   MW or any member of the MW Group, as
               applicable, shall be in material default of its material obligations under this Agreement or the Related
               Agreements, and such material default shall not have been cured within 90 days after notice thereof is given by VVI to MW; or

                     (ii) any of MW's representations and warranties
               contained herein shall have been untrue in a material respect when made.

               (b) It shall be an Event of Default by VVI upon the occurrence of any of the following circumstances:

                  (i) VVI shall be in material default of its material obligations under this Agreement or the Related Agreements and such material default shall not have been cured within 90 days after written notice thereof is given by MW to VVI; or

                  (ii) any of VVI's representations and warranties contained herein shall have been untrue in a material respect when made.

      21. Termination Rights. The parties shall have the following rights to terminate this Agreement, or portions thereof, prior to the expiration of the term set forth in Section 19:

            (a) MW shall have the right to terminate those provisions of this Agreement and the Related Agreements which permit VVI to engage in Catalog Activities through the use of the Marks and /or the Card, and which preclude the MW Group from engaging in Catalog Activities, if the net sales of VVI and its Affiliates from

      Catalog Activities for any two consecutive fiscal years
      (commencing February 1, 1997) through the use of the Marks and/or the offering of the Card shall be less than $40,000,000 per year. For the purposes of the preceding sentence:

                  (i) net sales shall mean gross sales, less returns, allowances and discounts and shall not include Taxes; and

                  (ii) the foregoing right shall be exercisable during a 90 day period commencing on the date which is 90 days after the end of the second such calendar year. If the foregoing right is not so exercised, the first of such calendar years shall be ignored for the purposes of determining whether MW shall again have the right to terminate said provisions in the event the net sales of VVI and its Affiliates from Catalog Activities through the use of the Marks and/or the Card for the current year shall be less than $40,000,000;

            (b) MW shall have the right to terminate those portions of this Agreement which pertain to Television Home Shopping if VVI shall cease to engage in Television Home Shopping, or in substantially similar Product merchandising-focused television programming. Termination pursuant this Section 21(b) shall be effective on the date such notice is given;

            (c) VVI may terminate this Agreement upon the occurrence of any of the following events:

                  (i) if during any month, MW fails to pay to VVI or to
            Cable Systems (where such failure to pay Cable Systems results in VVI being required to pay an additional amount to the Cable System, and MW has not reimbursed VVI for such additional amount) a minimum of 75% of the aggregate dollar amount required to be paid by MW during said month pursuant to all outstanding Advertising Commitments, other than by reason of a breach or default by such Cable System, and such failure is not cured by MW within 60 days after written notice thereof is given to MW by VVI, then VVI may terminate this Agreement upon written notice to MW given at any time during the 30 day period immediately following the expiration of such 60 day cure period;

                  (ii) a petition shall be filed by or against MW under
            any chapter of the Bankruptcy Code (and, if filed against MW, such petition shall not be dismissed within sixty days thereafter), MW shall make an assignment for the benefit of creditors or a composition with creditors, MW shall admit in writing its inability to pay its debts as they become due, or a receiver shall be appointed for MW or any of its material assets; or

                  (iii) an Event of Default with respect to MW shall
            occur and be continuing.

      Termination pursuant to any subparagraph of this Section 21(c) shall be effective on the date such notice is given;

            (d) MW may terminate this Agreement upon the occurrence of any of the following events:

                  (i) a petition shall be filed by or against VVI under
            any chapter of the Bankruptcy Code (and, if filed against VVI, such petition shall not be dismissed within sixty days thereafter), VVI shall make an assignment for the benefit of creditors or a composition with creditors, VVI shall admit in writing its inability to pay its debts as they become due, or a receiver shall be appointed for VVI or any of its material assets; or

                  (ii) an Event of Default with respect to VVI shall occur and be continuing.

      Termination pursuant to any subparagraph of this Section 21(c) shall be effective 60 days after the date on which such notice is given.

   Termination of this Agreement shall operate as a concurrent termination of the Related Agreements.

      22. Effects of Termination. Neither party shall have any liability to the other party solely by reason of the termination of this Agreement in accordance with paragraph 21, other than by reason of an Event of Default. No termination of this Agreement or the Related Agreements shall affect any obligation of a party under such documents which arose prior to termination, except as provided therein, or any obligations of VVI or MW under Section 3.1, 3.2 and
   3.5 of the Receivables Sale and Purchase Agreement in respect of credit authorizations or Credit Sales arising prior to termination, and Customer Credits and chargebacks relating to such credit authorizations or Credit Sales. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement shall terminate each party's obligations hereunder, with the exception of obligations under paragraphs 10, 16, 17, 19(b)(ii), 23, 24, 25, 26, 27 and 28, all of which shall survive any termination of this Agreement for the periods (if any) set forth therein and, in the absence of a stated survival period, indefinitely.

      23.   VVI Indemnification Covenants.

            (a) VVI shall indemnify, defend and hold harmless the MW Group, and their respective officers, directors, employees, agents, representatives, successors and assigns (collectively, "MW Indemnitees") from and against all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including, without limitation, reasonable fees and disbursements of counsel and witness fees, (collectively, "MW Claims") which are sustained or incurred by such Person as a result of, or arising out of or by virtue of:

                  (i) the failure of VVI to comply in all material
            respects with, or the material breach by VVI of any representation or warranty of VVI or of any of the material covenants of this Agreement or the Related Agreements to be performed by VVI (including, without limitation, this paragraph 23);

                  (ii) product liability claims relating to any Product
            purchased by a viewer or customer from VVI, other than Products sold by MW to VVI which were defective or dangerous at the time of delivery to VVI or, if the Product was drop-shipped directly to the customer by MW, delivery to the customer;

                  (iii) material dilution, disparagement, or loss of
            good will to any of the Marks as a result of VVI's material breach of the Restated Servicemark License Agreement; or

                  (iv) VVI's failure to comply in all material respects
            with all applicable laws and regulations materially affecting the performance by VVI of its obligations under this Agreement and the Related Agreements; provided, however, that this paragraph (iv) shall not apply with respect to the Receivables Sale and Purchase Agreement to the extent it would, but for this proviso, apply to the legality of the proposed use of the Card or the Revolving Charge Plan (as defined in the Receivables Sale and Purchase Agreement) in accordance with the Restated Receivables Sale and Purchase Agreement.

            (b) Notwithstanding anything in this Agreement to the contrary, VVI shall be liable to indemnify the MW Indemnitees only if the aggregate amount of MW Claims exceeds $100,000, in which event MW shall be entitled to indemnification for all MW Claims.

            (c) The indemnification covenants provided in this paragraph 23 shall survive the termination of this Agreement until two years after the termination hereof, except with respect to claims made by governmental entities or other third parties, with respect to which the indemnification covenants shall survive until four years after the termination hereof. Any indemnification claim which is asserted by an MW Indemnitee during the applicable survival period shall survive until the final disposition thereof.

      24.   MW Indemnification Covenants.

            (a) MW shall indemnify, defend and hold harmless VVI, its Affiliates, and their respective officers, directors, employees, agents, representatives, successors and assigns (collectively, "VVI Indemnitees") from and against all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including, without limitation, fees and disbursements of counsel and witness fees, (collectively, "VVI Claims") which are sustained or incurred by any such Person as a result of, or arising out of or by virtue of:

                  (i) the failure of MW to comply in all material
            respects with, or the material breach by MW of any representation or warranty of MW or any of the material covenants of this Agreement or the Related Agreements to be performed by MW (including, without limitation, this paragraph 24);

                  (ii) any challenge to the validity of any of the Marks
            in the United States or right to the limited license of any of the Marks, or any claim that any of the Marks infringe in the United States on the rights of a third party, as a result of any authorized use by VVI of any of the Marks pursuant to the Restated Servicemark License Agreement;

                  (iii) product liability claims relating to any
            Products sold by VVI to its viewers or customers which were sold by MW to VVI and were defective or dangerous at the time of delivery to VVI, or, if the Product was drop-shipped directly to the customer by MW, delivery to the customer;

                  (iv) MW's failure to comply in all material respects
            with all applicable laws and regulations materially affecting the performance by MW of its obligations under this Agreement or the Related Agreements, including, without limitation, any failure of the Card or transactions under the Receivables Sale and Purchase Agreement to comply with all applicable laws, regulations, orders, rulings or agreements if used in compliance with the Receivables Sale and Purchase Agreement.

            (b) Notwithstanding anything in this Agreement to the contrary, MW shall be liable to indemnify VVI only if the aggregate amount of VVI Claims exceeds $100,000, in which event VVI shall be entitled to indemnification for all VVI Claims.

            (c) The indemnification covenants provided in this paragraph 24 shall survive the termination of this Agreement until two years after the termination hereof, except with respect to claims made by governmental entities or other third parties, with respect to which the indemnification covenants shall survive until four years after the termination hereof. Any indemnification claim which is asserted by a VVI Indemnitee during the applicable survival period shall survive until the final disposition thereof.

      25.   Rights Upon Indemnification.  The rights of the MW
   Indemnitees and the VVI Indemnitees with respect to claims asserted by any Person other than the MW Indemnitees and the VVI Indemnitees shall be governed by the following:

            (a) For the purposes of this paragraph 25, an "Indemnified Party" shall be an MW Indemnitee or VVI Indemnitee (as the case may be), who is entitled to indemnification pursuant to paragraph 23 or 24, and an "Indemnifying Party" shall be either MW or VVI, to the extent MW or VVI shall have an obligation of indemnification pursuant to paragraph 23 or 24.

            (b) Promptly after receipt by an Indemnified Party of notice of the commencement of any action which may result in a claim for indemnification pursuant to either paragraph 23 or 24, the Indemnified Party will notify the Indemnifying Party thereof within a reasonable time thereafter. The failure so to notify any Indemnifying Party will not relieve it of any liability for indemnification hereunder as to the particular item for which indemnification may then be sought except to the extent that the failure to give notice shall have been prejudicial to the Indemnifying Party.

            (c) An Indemnified Party shall have the right (i) to employ separate counsel in any action as to which indemnification shall be sought under paragraph 23 or 24 of this Agreement and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party has agreed in writing to pay such fees and expenses, (y) the Indemnifying Party has failed to assume the defense thereof and employ counsel within a reasonable period of time after being given the notice required above, and as a consequence thereof, the Indemnified Party has employed separate counsel to protect its rights, or (z) the named parties to any such action (including any impleaded parties) include both such

      Indemnified Party and the Indemnifying Party and such Indemnified Party shall have reasonably concluded that representation of the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or reasonably anticipated conflicts of interest between the Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case the Indemnifying Party shall not have the right to direct the defense on behalf of the Indemnified Party). It is understood, however, that the Indemnifying Party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties having actual or reasonably anticipated conflicts of interest with the Indemnifying Party.

            (d) In any case in which the Indemnifying Party has assumed the defense of the claim or has agreed to pay the fees and expenses of counsel for the Indemnified Party, the Indemnifying Party shall not be liable for any settlement of such action effected by the Indemnified Party without the written consent of the Indemnifying Party, which consent shall not unreasonably be withheld. No failure of an Indemnifying Party to assume the defense of a claim or agree to pay the fees and expenses of counsel for the Indemnified Party shall relieve the Indemnifying Party of any obligation of indemnification which such party shall have under Section 23 or 24 hereof.

            (e) The indemnification provided in paragraphs 23 and 24 is for the benefit of the MW Indemnitees and the VVI Indemnitees only, and shall not be deemed to create any right (to indemnification or otherwise) for any other Person.

      26. Non-Solicitation. For a period of two years following termination of this Agreement for any reason, no member of the MW Group shall employ or solicit the employment of any officers, executive employees, or on-air hosts of VVI, or any of the other persons named in Exhibit A to that certain confidentiality letter, dated December 4, 1994 (or persons performing similar functions).

      27. Prevailing Party. If the parties hereto become parties to any litigation, commenced by or against one another involving the enforcement of any rights or remedies under this Agreement or any of the Related Agreements, or arising on account of a default of the other party in its performance of such party's obligations under any of the foregoing, the prevailing party in such litigation shall be entitled to reimbursement of all of its reasonable legal fees, costs, and expenses incurred in connection with such litigation, (including allocated costs of internal counsel) and interest accrued thereon from the date of judgment, at the maximum rate permitted by law.

      28. Relationship. This Agreement and the Related Agreements are not and shall not be construed as an agreement of lease, partnership, agency or employment of (x) VVI or of any of VVI's employees or agents by MW, or (y) MW or any of MW's employees or agents by VVI. The parties acknowledge and agree that the parties are independent contractors whose operations are independent, separate and apart from that of the other. Neither shall order any merchandise, incur any indebtedness, enter into any undertaking or make any commitment in the other party's name or purporting to be on the other party's behalf, except with the other party's prior written approval.
   Neither party will represent, suggest or indicate in any way to any of its customers, suppliers, printers, service companies or other business entities that it is financially affiliated with, backed, supported, maintained or assisted by the other in any manner, except as may be required to implement the terms of this Agreement and with the other party's prior written approval.

      29. Publicity. VVI and MW will jointly be responsible for initiating news releases and related announcements concerning this Agreement and the Related Agreements. Disclosures required by applicable law or regulation for either VVI or MW will be exempt from prior approval but will be provided in advance to the other party.

      30. Additional Actions and Documents. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments, and to use all reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement and the Related Agreements.

      31. Notices. All notices, demands, requests or other communications which may be or are required to be given pursuant to this Agreement or any of the Related Agreements shall be in writing and shall be personally delivered, mailed by first-class,registered or certified mail, postage prepaid, or sent by electronic or facsimile transmission, addressed as follows:

                  If to VVI:

                        ValueVision International, Inc.
                        6740 Shady Oak Road
                        Minneapolis, Minnesota  55344
                        Attention:  Chief Executive Officer

                  with a copy to:

                        Maslon, Edelman, Borman & Brand, a professional limited liability partnership
                        3300 Norwest Center
                        90 South Seventh Street
                        Minneapolis, Minnesota  55402-4140
                        Attention:  William M. Mower

                  If to MW:

                        Montgomery Ward & Co., Incorporated
                        619 West Chicago Avenue
                        Chicago, Illinois  60671
                        Attention: General Counsel

                  with a copy to:

                        Altheimer & Gray
                        Suite 4000
                        10 South Wacker Drive
                        Chicago, Illinois  60606
                        Attention: Myron Lieberman

   Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be delivered, mailed or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee or at such time as delivery is refused by the addressee upon presentation.

      32. Severability. Whenever possible, each provision of this Agreement and the Related Agreements shall be interpreted in such a manner as to be effective and valid under applicable law, but if one or more of the provisions of any of such documents are subsequently declared invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions of such documents, which shall be applied and construed so as to reflect substantially the intent of the parties and achieve the same economic effect as originally intended by the terms hereof, unless those provisions which are invalidated or unenforceable are material to the performance of either party's affirmative or negative obligations under the relevant agreement, in which case the entire such agreement shall be terminable, at the option of the party whose rights thereunder have been adversely affected thereby, provided that such party must exercise its option to terminate such agreement within ninety (90) days following the date on which such provision is declared or determined to be invalid, voidable or unenforceable and the other party must be given sixty (60) days in which to agree to a valid modification of such agreement which would substantially eliminate such adverse effects.

      33. Force Majeure. No party shall be liable for any failure of or delay in the performance of this Agreement or the Related Agreements for the period that such failure or delay is due to acts of God, public enemy, war, strikes or labor disputes, or any other cause beyond the parties' reasonable control, it being understood that lack of financial resources is not to be deemed a cause beyond a party's control. If the delay or failure caused by such force majeure condition shall continue for more than ninety (90) days, the party which did not suffer the event shall have the right, in its sole discretion, to terminate this Agreement, by giving notice to the other party of its election to terminate. Each party shall notify the other party promptly of the occurrence of any such cause and carry out this Agreement or any of the Related Agreements as promptly as practicable after such cause is terminated; provided, however, that the existence of any such cause shall not extend the term of any agreement.

      34. Waivers. Neither the waiver by any party hereto of a breach of or a default under any of the provisions of this Agreement or any of the Related Agreements, nor the failure of any party hereto, on one or more occasions, to enforce any of the provisions of any of said documents or to exercise any right, remedy or privilege hereunder shall thereafter be construed as a waiver of any such provisions, rights, remedies or privileges hereunder. Any of the terms, covenants, representations, warranties, or conditions hereof and thereof may be waived only by a written instrument executed by the party waiving compliance.

      35. Exercise of Rights. No failure or delay on the part of any party hereto in exercising any right, power or privilege under this Agreement or any of the Related Agreements, and no course of dealing between the parties hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of such documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      36. Binding Effect. Subject to the provisions hereof and thereof restricting assignment, this Agreement and the Related Agreements shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

      37. Entire Agreement. This Agreement and the Related Agreements contain the entire agreement between the parties hereto with respect to the matters contained herein and therein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

      38. Pronouns. All pronouns and any variations thereof used in this Agreement and the Related Agreements shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or the context may require.

      39. Headings. Section headings contained in this Agreement and the Related Agreements are inserted for convenience of reference only, shall not be deemed to be a part of such Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      40. Governing Law. This Agreement and the Related Agreements, the rights and obligations of the parties hereto and thereto, and any claim or disputes relating to any thereof, shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof.

      41. Execution in Counterparts. To facilitate execution, this Agreement and the Related Agreements may each be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all Persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the Persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement or any of the Related Agreements to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

      42. Assignment. Neither party may assign its rights under this Agreement or any of the Related Agreements without the consent of the other party, which consent may be granted or withheld in the sole discretion of such other party. No permitted assignment shall relieve the assignor of its obligations (which shall be primary and which may be discharged in whole or in part by the assignee) under this Agreement or the Related Agreements. Any unauthorized assignment and any assignment made in contravention of this Section 42 shall be null and void.

      43. Time. Time is to be considered of the essence for the purposes of this Agreement and the Related Agreements.

      44. Amendments and Modification. This Agreement and the Related Agreements may only be amended or modified by a subsequent written agreement by the parties hereto.

      45. Construction. This Agreement and the Related Agreements shall not be construed more strictly against one party than against the other merely by virtue of the fact that such document may have been prepared primarily by counsel for one of the parties, it being recognized that both parties have contributed substantially and materially to the preparation of such documents.

      46. Restructuring of MW Group. As of the date hereof, the MW Group is exploring various potential strategic options and restructurings, including without limitation the potential sale of equity in MW to an investor and an entire or partial disposition of Signature, such as by means of a spin-off or an initial public offering (any such transactions being referred to herein as a "Restructuring"). Provided that as a result of any such Restructuring, MW (or any successor thereof in the Restructuring) shall remain obligated to perform all of its obligations under this Agreement and the Related Agreements, and Signature (or any successor thereof in the Restructuring) shall become obligated to perform all of its obligations under this Agreement and the Related Agreements, VVI (i) hereby consents to the Restructuring, and (ii) agrees to execute such amendments to this Agreement as counsel for MW shall deem to be reasonably necessary in order to reflect the effects of the Restructuring on this Agreement and the Related Agreements, including without limitation the possibility that Signature could cease to be an Affiliate of MW by virtue of the Restructuring.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.


   MONTGOMERY WARD &                      VALUEVISION INTERNATIONAL,
   INC.
     CO., INCORPORATED



   BY:___________________________     BY:________________________

   TITLE:________________________     TITLE:_____________________


   Robert L. Johander and Nicholas M. Jaksich hereby join in the foregoing Agreement for the sole purpose of agreeing to be bound by clause (ii) of paragraph 11 thereof.


   ______________________________             __________________________
      Robert L. Johander                         Nicholas M. Jaksich

                                                               Exhibit C


                                 AGREEMENT


      THIS AGREEMENT is made as of July 27, 1996 between Signature Financial/Marketing, Inc., a Delaware corporation ("Signature") and ValueVision International, Inc., a Minnesota corporation ("VVI"), which term shall include VVI's Affiliates.

                             R E  C I T A L S

      A. Signature and its subsidiaries are subsidiaries of Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW"). Signature and its subsidiaries are referred to herein collectively as the "Signature Companies".

      B. Pursuant to an Asset Purchase Agreement of even date herewith, Montgomery Ward Direct, L.P., a Delaware limited partnership which is a wholly owned subsidiary of MW ("MWD") is selling, and ValueVision Direct Marketing Company, Inc., a Minnesota corporation which is a wholly owned subsidiary of VVI is purchasing, substantially all of the assets of MWD. Following the purchase of such assets, VVI will engage in a direct-mail and catalog business using certain service marks of MW and offering MW's private label credit card, pursuant to an Amended and Restated Operating Agreement of even date herewith between MW and VVI (the "Amended and Restated Operating Agreement"). Capitalized terms which are not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Operating Agreement.

      C. VVI desires that the Signature Companies provide certain services to VVI in connection with the VVI Catalog Business, and Signature desires to cause the Signature Companies to provide such services.

      D. Signature desires that, in connection with both Television Home Shopping and the VVI Catalog Business, VVI promote both the use of the Card and credit protection programs offered from time to time by the Signature Companies, and VVI is willing to do so.

                            A G R E E M E N T S

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. List Support Services. For a period of three years, commencing on the date hereof, Signature shall cause the Signature Companies to provide the following list support services to VVI for the benefit of the VVI Catalog Business (collectively, "Services"):

            (a) the Signature Companies will provide list selection support for the VVI Catalog Business, consisting of the following:

                  (i) prospecting for new buyers from the marketing
            activity file;

                  (ii) selections of existing catalog buyers to
            stimulate repeat purchasing, from the catalog buyer file which presently is maintained for MWD by Fingerhut
            Companies, Inc.;

                  (iii) assistance in selection of potential catalog
            buyers from customer lists rented or otherwise obtained by VVI;

                  (iv) supplying marketing activity file and Cardholder
            extract file data to VVI for its own research, modeling and analysis, including the merge/purge of the data with VVI's data file; and

                  (v) consulting with VVI employees related to any
            modeling or research that VVI may conduct on its own.

      List selection support shall include selection of promotable accounts, elimination of do not solicits, merge/purge across lists, application of scoring systems, and creation of final output files. VVI will provide criteria to the Signature Companies from time to time in order for the Signature Companies to generate mailing lists meeting VVI's criteria. Signature will provide a magnetic tape or disc, on a monthly basis, in machine readable form, for use by VVI in mailing catalogs to customers and prospective customers in accordance with the rights granted under the Operating Agreement and the Related Agreements. Such list selection support shall be of a nature comparable to that which Signature provides itself in the conduct of its own businesses;

            (b) the Signature Companies will provide such research support for the VVI Catalog Business as VVI shall reasonably require, including creation of scoring systems, back-end analysis of mailings, and recommendations of file depth for scored mailings. Research will also include special analyses such as merchandise cross shopping habits or frequency of purchase across cardholders. Such research support shall be in the form of written reports or analyses of data in a form comparable to that used by Signature in the conduct of its own businesses;

            (c) in providing Services for VVI, Signature shall use the same standard of care as it uses with respect to the processing of its own data of similar kinds. Signature shall use its existing data processing systems for the provision of Services and shall not be required to acquire any additional computer hardware or software. Signature shall provide the services of trained associates, who shall devote substantially all of their business time and attention to the performance of Services pursuant to this Agreement. Signature presently estimates that the services of four associates shall be required for the performance of Services, but staffing levels shall be in Signature's sole discretion;

            (d) as compensation for the Services to be rendered pursuant to this paragraph 1, VVI shall reimburse Signature for its out of pocket costs for performing such Services, including
      (i) salaries or wages, fringe benefits and employment taxes with respect to associates dedicated to the performance of Services,
      (ii) any necessary travel or other out of pocket expenses, (iii) costs of media and postage, and (iv) cost of data overlays. Signature shall provide monthly invoices to VVI, setting forth the amounts of such costs in reasonable detail with respect to the previous month. Terms of payment of such invoices shall be net 30 days from the invoice dates. In the event VVI shall fail to pay any invoice when due, and such failure shall continue for a period of 30 days after Signature shall have delivered written notice to VVI, Signature shall have the right to suspend the furnishing of Services until such delinquency has been cured.

      2. Credit Insurance Products. In connection with the VVI Catalog Business and Television Home Shopping, Signature shall make available for sale by VVI from time to time those credit insurance products which Signature deems appropriate, and shall provide to VVI, without charge, a reasonable number of copies of all literature used generally by Signature in connection with the promotion of such insurance products for use by VVI in catalog mailings to its customers. Signature shall have the sole right to approve any application for a credit insurance product procured by VVI. VVI shall refer all such customers who express an interest in purchasing credit insurance to a licensed insurance agent (who may be an employee of one of the Signature Companies) for the sale of such credit insurance product. For each approved application for such a credit insurance product, Signature shall cause one of the Signature Companies to pay to VVI the sum of $25. Such payments shall be made monthly with respect to applications accepted during the preceding month.

      3. Card Solicitations. Pursuant to the Restated Receivables Sale and Purchase Agreement, VVI shall have the right to offer the use of the Card to prospective purchasers of Product through Television Home Shopping or the VVI Catalog Business. For each approved application for a Card which VVI shall procure, Signature shall cause one of the Signature Companies to pay to VVI the sum of $5. Such payments shall be made monthly with respect to applications approved during the preceding month.

      4. Term. Subject to the remainder of this paragraph 4, the provisions of paragraphs 2 and 3 shall continue in effect for the duration of the Term. In the event the Operating Agreement shall be terminated for any reason prior to the end of the Term, this Agreement shall terminate concurrently with the termination of the Operating Agreement. No termination of this Agreement shall affect any rights which arose prior to termination.

      5. Notices. All notices, demands, requests or other communications which may be or are required to be given pursuant to this Agreement or any of the Related Agreements shall be in writing and shall be personally delivered, mailed by first-class,registered or certified mail, postage prepaid, or sent by electronic or facsimile transmission, addressed as follows:

                  If to VVI:

                        ValueVision International, Inc.
                        6740 Shady Oak Road
                        Minneapolis, Minnesota  55344
                        Attention:  Chief Executive Officer

                  with a copy to:

                        Maslon, Edelman, Borman & Brand, a professional limited liability partnership
                        3300 Norwest Center
                        90 South Seventh Street
                        Minneapolis, Minnesota  55402-4140
                        Attention:  William M. Mower

                  If to Signature:

                        Signature Financial/Marketing, Inc.
                        200 N. Martingale Road

                        Schaumburg, Illinois 60173-2096
                        Attention: General Counsel

                  with a copy to:

                        Altheimer & Gray
                        Suite 4000
                        10 South Wacker Drive
                        Chicago, Illinois  60606
                        Attention: Myron Lieberman

   Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication which shall be delivered, mailed or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee or at such time as delivery is refused by the addressee upon presentation.

      6. Severability. Whenever possible, each provision of this Agreement and the Related Agreements shall be interpreted in such a manner as to be effective and valid under applicable law, but if one or more of the provisions of any of such documents are subsequently declared invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions of such documents, which shall be applied and construed so as to reflect substantially the intent of the parties and achieve the same economic effect as originally intended by the terms hereof, unless those provisions which are invalidated or unenforceable are material to the performance of either party's affirmative or negative obligations under the relevant agreement, in which case the entire such agreement shall be terminable, at the option of the party whose rights thereunder have been adversely affected thereby, provided that such party must exercise its option to terminate such agreement within ninety (90) days following the date on which such provision is declared or determined to be invalid, voidable or unenforceable and the other party must be given sixty (60) days in which to agree to a valid modification of such agreement which would substantially eliminate such adverse effects.

      7. Force Majeure. No party shall be liable for any failure of or delay in the performance of this Agreement or the Related Agreements for the period that such failure or delay is due to acts of God, public enemy, war, strikes or labor disputes, or any other cause beyond the parties' reasonable control, it being understood that lack of financial resources is not to be deemed a cause beyond a party's control. If the delay or failure caused by such force majeure condition shall continue for more than ninety (90) days, the party which did not suffer the event shall have the right, in its sole discretion, to terminate this Agreement, by giving notice to the other party of its election to terminate. Each party shall notify the other party promptly of the occurrence of any such cause and carry out this Agreement as promptly as practicable after such cause is terminated; provided, however, that the existence of any such cause shall not extend the term of any agreement.

      8. Waivers. Neither the waiver by any party hereto of a breach of or a default under any of the provisions of this Agreement , nor the failure of any party hereto, on one or more occasions, to enforce any of the provisions of any of said documents or to exercise any right, remedy or privilege hereunder shall thereafter be construed as a waiver of any such provisions, rights, remedies or privileges hereunder. Any of the terms, covenants, representations, warranties, or conditions hereof and thereof may be waived only by a written instrument executed by the party waiving compliance.

      9. Exercise of Rights. No failure or delay on the part of any party hereto in exercising any right, power or privilege under this Agreement, and no course of dealing between the parties hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of such documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      10. Binding Effect. Subject to the provisions hereof and thereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

      11. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the matters contained herein and therein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein.

      12. Pronouns. All pronouns and any variations thereof used in this Agreement and the Related Agreements shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or the context may require.

      13. Headings. Section headings contained in this Agreement and the Related Agreements are inserted for convenience of reference only, shall not be deemed to be a part of such Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      14. Governing Law. This Agreement, the rights and obligations of the parties hereto and thereto, and any claim or disputes relating to any thereof, shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof.

      15. Execution in Counterparts. To facilitate execution, this Agreement may each be executed in as many counterparts as may be required, and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all Persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the Persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

      16. Assignment. Neither party may assign its rights under this Agreement without the consent of the other party, which consent may be granted or withheld in the sole discretion of such other party.
   No permitted assignment shall relieve the assignor of its obligations (which shall be primary and which may be discharged in whole or in part by the assignee) under this Agreement. Any unauthorized assignment and any assignment made in contravention of this Section 16 shall be null and void.

      17. Time. Time is to be considered of the essence for the purposes of this Agreement.

      18. Amendments and Modification. This Agreement may only be amended or modified by a subsequent written agreement by the parties hereto.

      19. Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that such document may have been prepared primarily by counsel for one of the parties, it being recognized that both parties have contributed substantially and materially to the preparation of such documents.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first set forth above.

   SIGNATURE FINANCIAL/MARKETING, INC.    VALUEVISION INTERNATIONAL,
                                          INC.


   BY:___________________________     BY:__________________________

   TITLE:________________________     TITLE:_______________________

                                                               Exhibit D



            AMENDED AND RESTATED SERVICEMARK LICENSE AGREEMENT



      THIS AMENDED AND RESTATED SERVICEMARK LICENSE AGREEMENT is made as of this 27th day of July, 1996, by and between Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW"), and ValueVision
   International, Inc., a Minnesota corporation ("VVI").

                              R E C I T A L S

      A. MW and VVI are parties to a Servicemark License Agreement, dated as of March 13, 1995 (the "Original Servicemark Agreement"). The Original Agreement was entered into in connection with an Operating Agreement of even date herewith (the "Original Operating Agreement"). The Original Servicemark Agreement granted to VVI a license to use the "Marks" (as defined in the Original Servicemark Agreement) in connection with VVI's television home shopping business.

      B. Pursuant to a Restructuring Agreement of even date herewith (the "Restructuring Agreement"), a wholly owned subsidiary of VVI will purchase substantially all of the assets of Montgomery Ward Direct, L.P., a Delaware limited partnership which is a wholly owned subsidiary of MW ("MWD"). MWD has been engaged in the direct-mail business.

      C.  Pursuant to the Restructuring Agreement, the Original
   Operating Agreement is being amended and restated, effective as of the date hereof, to take into account the acquisition of the assets of MWD and its entry into the direct-mail business (the "Amended and Restated Operating Agreement").

      D. As contemplated by the Restructuring Agreement, the parties desire to amend and restate the Original Servicemark Agreement to reflect the acquisition of the assets of MWD and the effects of the amendment and restatement of the Original Operating Agreement. Capitalized terms which are not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated Operating Agreement.

                            A G R E E M E N T S

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Original Servicemark Agreement is hereby amended and restated to read as follows:


                             I.  LICENSE GRANT

      Section 1.1 The License. During the term of this Servicemark License Agreement, and subject to the terms and conditions hereof, MW hereby grants to VVI the non-exclusive (except to the extent set forth in the Amended and Restated Operating Agreement), nontransferable, nonassignable and royalty-free right and license, without the right to grant sublicenses to any party, to use the "Marks", as hereinafter defined, solely in the conduct of the "Permitted Business", as herein defined, throughout the "Territory", as hereinafter defined. For the purposes hereof, the term "Marks" shall include any future stylized versions of any of the Marks which MW (or, in the case of the "Lechmere" Mark, Lechmere, Inc.) may hereafter adopt. In connection with VVI's television home shopping business, MW authorizes any cable system, television station, or other cable or broadcast television outlet to which VVI provides programming in accordance with this Servicemark License Agreement to transmit such programming to its subscribers or viewers. For purposes of this Servicemark License Agreement:

            (a) the capitalized term "Marks" shall mean, collectively and individually as the context may require, the MW Mark, as herein defined, and the "Auxiliary Marks", as herein defined;

            (b) the capitalized term "MW Mark" shall mean the servicemark "Montgomery Ward", which is registered with the United States Patent Office as No. 1,170,705;

            (c) the capitalized term "Auxiliary Marks" shall mean the servicemarks set forth on Exhibit A hereof, which may be amended from time to time upon mutual agreement of the parties;

            (d) the capitalized term "Permitted Business" shall mean "Television Home Shopping" and "Catalog Activities", as such terms are defined in the Amended and Restated Operating Agreement; and

            (e) the capitalized term "Territory" shall mean (x), with respect to Television Home Shopping, the United States of America, its territories and possessions, and (y) with respect to Catalog Activities, the world.

   Notwithstanding anything to the contrary contained herein or in the Amended and Restated Operating Agreement, MW acknowledges that because of the satellite footprint, VVI's Television Home Shopping programming may be received outside of the Territory in portions of Canada and Mexico, and MW further acknowledges and agrees that VVI shall not be in violation hereof simply by virtue of the reception of VVI's programming in such locations outside of the Territory.

      Section 1.2 Use of the MW Mark. The MW Mark shall be used in any case in which VVI promotes to its viewers or customers the use of the Card for the making of purchases. As agreed between MW and VVI, VVI shall display the Marks in connection with Television Home Shopping for other purposes as well, such as an acknowledgment that a programming segment has been produced "in cooperation with" MW or as the name of a programming segment, such as a program entitled "Electric Ave. & More".


                              II.  OWNERSHIP

      Section 2.1 VVI Acknowledgment. VVI acknowledges (i) that MW is the owner of the entire right, title and interest to and in the Marks, including any inurements thereto, subject to any licenses that MW has previously granted; and (ii) the validity of MW's title to the Marks. VVI agrees not to challenge or cooperate in challenging MW's rights in the Marks, and, in connection therewith, VVI further covenants and agrees that it shall not do any of the following:

            (a) use the Marks or marks confusingly similar thereto, in connection with the packaging, use, advertising, sale or distribution of any merchandise or services other than as permitted by this Agreement in connection with the conduct of the Permitted Business;

            (b) apply for or seek registration anywhere at any time of the Marks or marks confusingly similar thereto or assist any third party in doing so (it being agreed that, when called upon in writing by MW within a reasonable time after MW first learns of the registration or use by VVI of words or marks that are confusingly similar to the Marks, VVI shall, at the election and expense of MW, either assign to MW in writing any rights which it might have therein or release and cancel any rights of record which it might have therein); or

            (c) use the Marks or any components or any words or marks confusingly similar thereto, in any corporate, partnership or trade name.

   Nothing in this Section 2.1 is intended to give MW greater rights to the Marks than are otherwise available to it under the Lanham Act, or any other statutory or common law relating to marks or tradenames.

      Section 2.2 MW Acknowledgment. MW shall not use or claim any rights in any mark used by VVI in connection with the Permitted Business, other than the Marks, other marks to which MW has rights, and marks that are confusingly similar to the foregoing.

                              III.  LABELING

      Section 3.1 Legends. VVI shall, to the extent reasonably specified by MW, accompany the use of the Marks with such legends as may be reasonably required or desired for protecting the Marks or other purposes relating to this Amended and Restated Servicemark License Agreement.

      Section 3.2 Specifications. VVI shall comply with MW's reasonable written specifications as to VVI's affixation, colors, and means of displaying the Marks. MW shall contemporaneously herewith provide VVI with MW's written specifications as to VVI's affixation, colors and means of displaying the Marks. MW shall provide VVI with not less than forty-five (45) days advance written notice of any changes to said specifications. VVI may continue to follow prior specifications during said forty-five (45) days or until VVI has consumed all materials prepared in accordance with said prior specifications, whichever first occurs; provided, however, that MW may purchase said materials from VVI at VVI's cost for said materials. The cost of preparation of any items required to comply with revised MW specifications which are not consumable shall be borne as agreed by the parties.

                    IV.  QUALITY CONTROL AND COVENANTS
                                  OF VVI

      Section 4.1 Standards. In connection with the use by VVI of the Marks in the Permitted Business, VVI expressly recognizes the importance to MW of MW's reputation and goodwill and of maintaining high, uniformly applied standards of quality in the selection, provision, advertising, marketing and distribution of merchandise. Accordingly, VVI agrees that it shall:

            (a) offer customer service (via a toll-free telephone number for Television Home Shopping) for use by customers during

      VVI's normal business hours, which currently are 8:30 a.m. to 5:00 p.m. Minneapolis, Minnesota time, Monday through Friday;

            (b) on average, fulfill customer orders (other than so called "reservation orders" where the delay in shipping is disclosed to the customer as part of the programming) within ten
      (10) days of receipt, except for merchandise that is drop-shipped or that is subject to back order or other delay on an exception basis, or for which shipment will be delayed due to a force majeure condition (as defined in the Amended and Restated Operating Agreement) it being expressly understood and agreed that for purposes of this Agreement, orders shall be deemed fulfilled when they leave the warehouse/fulfillment facility and are loaded onto trucks for delivery to customers;

            (c) offer merchandise of a quality that is substantially similar to that offered in the television home shopping industry and the direct-mail marketing industry in general;

            (d) provide customers the right to return merchandise purchased from VVI for a refund, on terms generally consistent with the return policies of VVI, as provided in the Amended and Restated Operating Agreement;

            (e) provide order placement and order tracing services on a timely basis, consistent with industry practices in the television home shopping industry and the direct-mail industry;

            (f) provide courteous customer service with respect to customer inquiries on a timely basis, consistent with industry practices in the television home shopping industry and the direct-mail industry;

            (g) comply in all material respects with all applicable laws and regulations which specifically relate to consumer rights or the performance in any material respect of VVI's obligations under this Amended and Restated Servicemark License Agreement, the Operating Agreement, or the Receivables Sale and Purchase Agreement, as amended; and

            (h) not offer to take or accept orders for merchandise in quantities that materially exceed the quantities that VVI can arrange to promptly ship within a reasonable time after the order is taken consistent with practices in the television home shopping industry and the direct-mail industry unless the delay in shipping is disclosed to the customer as part of the VVI programming, including without limitation so called "reservation orders", or unless the delay in shipping is caused by MW.

      Section 4.2 Provision of Materials for Inspection. Upon written request of MW, VVI will provide copies or samples of the following materials (the "Materials") to MW for its prior review and approval, which approval shall not be unreasonably withheld or delayed:

            (a) proposed written materials for use in connection with merchandise or services offered in programming, catalogs or other materials that utilize any of the Marks; and

            (b) all advertising and promotional material and scripts of any kind intended for use in connection with programming or direct-mail marketing that utilizes any of the Marks.

   All Materials shall be deemed to be confidential information of VVI that is subject to Section 16 of the Amended and Restated Operating Agreement, including, without limitation, the provisos of Section 16(b)(i), (ii) and (iii).

      Section 4.3 MW Objections to the Use of the Marks. In the event that MW reasonably objects to any of the Materials, or the merchandise or services offered on programming or through direct-mail that utilizes the Marks ("Objectionable Products"), MW will notify VVI in writing of the specific objectionable portions of the documents or scripts or Objectionable Products, and VVI agrees not to
   (i) use the objectionable portions of the documents or scripts to market or offer for sale merchandise or services, or (ii) offer the Objectionable Products, in programming or through sale by direct-mail that in any way utilizes the Marks. MW agrees that its objections will not be arbitrary or capricious, but will be based on MW's good faith belief that the Materials or Objectionable Products could reasonably be believed to be detrimental to MW, its reputation, image or goodwill.

      Section 4.4 Right to Inspect. VVI hereby agrees, upon reasonable request, to permit MW, at all reasonable times, to inspect (i) the merchandise to be marketed or sold by VVI in connection with the Marks and (ii) the methods of VVI relating to the standards described in Section 4.1 (the "Section 4.1 Standards"), and VVI also agrees that any such inspection may occur on the premises of VVI. Any information obtained by MW as a result of such inspection shall be deemed to be confidential information of VVI that is subject to
   Section 16 of the Operating Agreement, including, without limitation, the provisos of Section 16(b)(i), (ii) and (iii).

      Section 4.5 Certain Assurances. During the term of this Servicemark License Agreement, VVI covenants and agrees to provide MW, upon MW's reasonable request, reasonable assurances of its material compliance with the Section 4.1 Standards. During the term of this Agreement VVI will not use or promote the use of any credit cards or facilities other than the Card and other facilities widely accepted by retailers generally in the market in question (including, but not limited to, American Express, MasterCard, VISA, and Discover, but excluding any such card or facility that uses the ValueVision trade name or servicemark, or any other trade name or servicemark registered or controlled by VVI or its affiliates, except as may be permitted by the Receivables Sale and Purchase Agreement), provided that a Permitted ValueVision Card Use will be permitted (i) during the term of the Receivables Sale and Purchase Agreement to the extent permitted by the Receivables Sale and Purchase Agreement, and (ii) at any time after the termination of the Receivables Sale and Purchase Agreement.

      Section 4.6 Governmental Actions. During the term of this Agreement, VVI hereby agrees that it will promptly provide MW copies of all complaints or inquiries received by VVI from any governmental agency relating to or in connection with the merchandise or services offered and sold in programming or through direct-mail that in any way utilizes the Marks, including those relating to any and all advertising or the terms and conditions with respect to the sale of such merchandise or services to the public, provided that copies of such complaints that are received from a governmental agency in response to isolated customer complaints need only be so provided if they are material. VVI agrees that, except to the extent a response is required by a governmental agency or by applicable law, regulation or policy before it is reasonably possible to obtain MW's comments or approval, it will not respond to any such complaint or inquiry without submitting such response to MW for (i) MW's comments, not to be unreasonably delayed, on the form and substance of VVI's response, and (ii) MW's approval, not to be unreasonably withheld or delayed, of any response that specifically relates to MW's Products, MW's Services, the Card or the Marks. In no event shall VVI enter into any settlement agreement, consent decree, or other arrangement with any governmental agency specifically relating to MW's merchandise, services, credit card or Marks without the express written consent of MW, which shall not be unreasonably withheld.

          V.  REGISTRATION, MAINTENANCE, POLICING AND PROTECTION

      Section 5.1 Infringements or Challenges to the Marks. VVI shall promptly advise MW of any infringements or challenges to its use of the Marks or package simulations that shall come to VVI's attention. MW agrees to prosecute any infringer of the MW Mark, or any infringer of any of the Auxiliary Marks if such infringement of an Auxiliary Mark is reasonably likely to adversely affect the Permitted Business. VVI will not sue any such infringer either in its own or in the name of MW. Any recovery from a proceeding attributable to infringement by a third party using a mark confusingly similar to any of the Marks, whether by judgment or settlement, shall be paid to MW, except to the extent that such damages specifically arise from the lost profits or similar damages to the Permitted Business and the judgment entered specifically allocates a portion of the judgment, after recovery of all of MW's costs and expenses, to VVI's lost profits or damages to the Permitted Business. VVI shall not enter into a settlement regarding an infringement involving the use of the Marks without the prior written approval of MW. MW will obtain VVI's consent, not to be unreasonably withheld or delayed, to any such settlement if it permits a continuing use by the alleged infringer of the Marks that could reasonably have an adverse impact on VVI's rights under this Amended and Restated Servicemark License Agreement.

      Section 5.2 Control of Litigation. To the extent that MW initiates any lawsuit to abate such infringement, as described in
   Section 5.1, MW shall control such litigation, and MW shall pay all of the costs and expenses of said lawsuit, and shall have the right to select counsel with respect thereto. VVI agrees to cooperate in any such litigation, at MW's expense, to the extent reasonably required by MW.

                         VI.  TERM AND TERMINATION

      Section 6.1 Term. The Servicemark License Agreement shall take effect upon the date first written above, and shall remain in effect until the date of termination of the Amended and Restated Operating Agreement.

      Section 6.2 Termination of Use of the Marks. In the event of the termination of this Amended and Restated Servicemark License Agreement, VVI shall forthwith cease to use, and not thereafter resume the use, of the Marks or any confusingly similar marks, alone or in combination with any letters, other words, or designs, in any manner.

      IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Servicemark License Agreement effective as of the date first set forth above.

                                      VALUEVISION INTERNATIONAL, INC.,
                                      a Minnesota corporation


                                      By
                                      Its


                                      MONTGOMERY WARD & CO., INCORPORATED,
                                      an Illinois corporation


                                      By
                                      Its


   Lechmere, Inc., a wholly owned subsidiary of MW, joins in the foregoing agreement for the purposes of granting a license to the Mark "Lechmere", and any stylized versions hereof which are hereafter adopted by Lechmere, Inc., subject to all of the terms and conditions of this Agreement.
                                      LECHMERE, INC.

                                      By:___________________________
                                      Its:__________________________

                                 EXHIBIT A

                              AUXILIARY MARKS



                  Auto Express
                  Electric Ave.
                  Electric Ave. & More
                  Gold N' Gems
                  Home Ideas
                  Kids Store
                  Lechmere
                  Montgomery Ward Direct
                  Romantic Moods
                  Rooms & More

                                                               Exhibit E

                                  [Date]

   ValueVision International, Inc.
   6740 Shady Oak Road
   Minneapolis, Minnesota  55344

   Attention:

      Re: Credit Card License & Receivables Sale Agreement Between Montgomery Ward & Co., Incorporated ("Montgomery Ward")
            and ValueVision International, Inc.       ("ValueVision")
                                                      dated March 13,
                                                      1995 ("Credit Card
                                                      Agreement")

   Dear                              :

      Effective April 1, 1996, Montgomery Ward entered into an interim Consumer Credit Card Program Agreement ("Interim Agreement") with Monogram Credit Card Bank of Georgia ("Monogram"), which, like Montgomery Ward Credit Corporation ("MWCC"), is a wholly owned subsidiary of General Electric Capital Corporation. Pursuant to the Interim Agreement, Monogram is issuing the "Card" and administrating the "Revolving Charge Plan" as contemplated by the Credit Card Agreement. The new arrangements with Monogram differ from the prior Account Purchase Agreement between Montgomery Ward and MWCC dated June 24, 1988, as amended ("Account Purchase Agreement") in that the receivables are created directly between the customer and Monogram rather than being sold by the retailer as is generally the case under the Account Purchase Agreement. The Interim Agreement is to be replaced by various definitive agreements to be entered into among Montgomery Ward, Monogram, MWCC and their affiliates ("Definitive Agreements").

      In connection with the Definitive Agreements, the acquisition by ValueVision of the assets of Montgomery Ward Direct, L.P. ("Montgomery Ward Direct"), and the restructuring of various arrangements between ValueVision and Montgomery Ward (such new arrangements between Montgomery Ward and ValueVision, including those relating to Montgomery Ward Direct, herein referred to as "ValueVision Agreements"), the parties to this letter agreement hereby agree to make such modifications to the Credit Card Agreement as are required or reasonably desired to reflect, comply with, and be consistent with the terms of the ValueVision Agreements and Definitive Agreements, and to permit Montgomery Ward and its affiliates to comply with their obligations in connection with the Definitive Agreements. Such modifications to the Credit Card Agreement will include, but will not be limited to, the following:

      1. References to the "Account Purchase Agreement" shall be changed to references to the Definitive Agreements.

      2. References to the "Operating Agreement," "Service Mark License Agreement," and "Permitted Business" shall be changed to refer to such agreements as they will be modified as part of the ValueVision Agreements, and to reflect the permitted businesses under the ValueVision Agreements as to which ValueVision will be permitted to use the Montgomery Ward "Card."

   August 13, 1996
   Page 2

      3. The defined term "Specified Percentage" will be modified by deleting the reference to 3% and substituting a reference to 1 1/2%.

      4. The fees payable to ValueVision for approved credit card applications obtained by it through its television programming will also apply to approved applications obtained by ValueVision through the Montgomery Ward Direct catalog business conducted by ValueVision.

      5. Modifications will be made that are needed to reflect the fact that under the Definitive Agreements receivables will be created directly between the customer and Monogram rather than being sold by the retailer as is the case under the Account Purchase Agreement.

      Please indicate your agreement to the foregoing by executing and returning to the undersigned a copy of this letter.

                              Very truly yours,

                              MONTGOMERY WARD & CO., INCORPORATED


                              By:

                              Its:

   Accepted and Agreed to:

   VALUEVISION INTERNATIONAL, INC.


   By:

   Its:

                                                               Exhibit F
                  AMENDED AND RESTATED WARRANT AGREEMENT


      Warrant Agreement dated as of this 27th day of July, 1996, by and among ValueVision International, Inc., a Minnesota corporation (the "Company"), Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW") and Montgomery Ward Direct, L.P., a Delaware limited partnership ("MWD").

                              R E C I T A L S

      A. Pursuant to a Securities Purchase Agreement dated as of March 13, 1995 by and between the Company and MW, the Company agreed to issue and sell, and MW agreed to purchase, Existing Warrants (as herein defined) to purchase an aggregate of 25,000,000 shares of the Common Stock of the Company, subject to adjustment, under the terms and subject to the conditions set forth therein. The Existing Warrants are governed by the terms of a certain Warrant Agreement, dated August 8, 1995, between MW and VVI (the Original Warrant Agreement ).

      B. Existing Warrants of Series A and Series B, both inclusive (the "Series A-B Warrants"), have vested, and Existing Warrants of Series C through Series O, all inclusive (the "Series C-O Warrants"), have not vested.

      D. Pursuant to a certain Restructuring Agreement, dated as of even date herewith, between the Company and MW (the "Restructuring Agreement"), the Company and MW have agreed to exchange the Series C-O Warrants, to amend and restate that certain Operating Agreement and that certain Servicemark License Agreement, and to amend that certain Credit Card Receivables Sale and Purchase Agreement, all dated as of March 13, 1995, and to amend and restate that certain Registration Rights Agreement, dated August 8, 1995 and this Agreement, all in consideration of the issuance by VVI of new Series P Warrants to purchase an aggregate of 1,484,462 shares of Common Stock (the "Exchange Warrants").

      E. MWD is a wholly owned subsidiary of MW. Pursuant to an Asset Purchase Agreement, dated as of July 27, 1996, between the Company s subsidiary, ValueVision Direct Marketing Company, Inc., and MWD (the "Asset Purchase Agreement"), ValueVision Direct Marketing Company, Inc. has agreed to deliver to MWD, as consideration for the sale of all of MWD's assets, Series P warrants to purchase an aggregate of 1,484,993 shares of Common Stock (the "MWD Warrants").

      F. MW, MWD and VVI desire to amend and restate the Original Warrant Agreement to set forth the terms under which the New Warrants will be issued and the Series A-B Warrants shall be exercised.


                           A G R E E M E N T S

      NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, MW and MWD agree that the Original Warrant Agreement shall be amended and restated to read as follows:

      1. Definition of Terms. As used in this Warrant Agreement, the following capitalized terms shall have the following respective meanings:

            (a) Asset Purchase Agreement: "Asset Purchase Agreement" has the meaning assigned thereto in the Recitals.

            (b) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of Minnesota are authorized by law to remain closed.

            (c) Common Stock: Common stock, $.01 par value per share, of the Company.

            (d) Common Stock Equivalents: Securities that are convertible into or exercisable for Common Stock.

            (e) Company: "Company" has the meaning assigned thereto in the Preamble.

            (f) Conversion Ratio: The number of Warrant Shares of Common Stock issuable upon the exercise of a Warrant, which shall initially be 1, subject to adjustment from time to time pursuant to Section 6.1.

            (g) Exchange Act: The Securities Exchange Act of 1934, as amended.

            (h) Exchange Warrants: "Exchange Warrants" has the meaning assigned thereto in Recital D.

            (i) Exercise Price Per Share: The "Exercise Price Per Share" shall mean:

                  (i) in the case of New Warrants, the exercise price payable for each Warrant Share upon exercise of a New Warrant, which shall initially be set at $.01 per share, subject to adjustment from time to time pursuant to Section 6.1; and

                  (ii) in the case of Series A-B Warrants, the exercise price payable for each Warrant Share upon exercise of a Series A or Series B Warrant set forth on the Vesting Schedule to the Original Warrant Agreement, subject to adjustment from time to time pursuant to Section 6.1.

            (j) Existing Warrants: Warrants issued pursuant to the Securities Purchase Agreement.

            (k) Expiration Date: August 8, 2003, or if such day is not a Business Day, the next succeeding day which is a Business Day.

            (l) HSR Act: "HSR Act" has the meaning assigned thereto in Section 5.9.

            (m) Market Price: The Market Price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days ending on such date. The closing price for each day shall be the last sale price of the Common Stock, or in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, as reported by NASDAQ, or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price of the Common Stock as determined in good faith by the Board of Directors.

            (n)   MPLP:  "MPLP" has the meaning assigned thereto in
   Section 13.

            (o) MW: "MW" has the meaning assigned thereto in the Preamble.

            (p) MWD: "MWD" has the meaning assigned thereto in the Preamble.

            (q) MWD Warrants: "MWD Warrants has the meaning assigned thereto in Recital E.
            (r)
            (s) MW Group: "MW Group" has the meaning assigned thereto in that certain Amended and Restated Operating Agreement by and between MW and the Company of even date herewith.

            (t) NASD: National Association of Securities Dealers, Inc. and NASDAQ: NASD Automatic Quotation System.

            (u) New Warrants: Warrants in the form attached hereto as Exhibit A to be issued on the date hereof pursuant to the Restructuring Agreement and the Asset Purchase Agreement, and all other warrants that may be issued in their place (together evidencing the right to purchase an aggregate of 2,969,455 shares of Common Stock), subject to adjustment pursuant to Section 6 hereof. The New Warrants include the Exchange Warrants and the MWD Warrants.

            (v) Original Warrant Agreement: That certain Warrant Agreement, dated August 8, 1995, between the Company and MW.

            (w) Restructuring Agreement: "Restructuring Agreement" has the meaning assigned thereto in the Recitals.

            (x) Series A-B Warrants: "Series A-B Warrants" has the meaning assigned thereto in the Recitals.

            (y) Series C-O Warrants: "Series C-O Warrants" has the meaning assigned thereto in the Recitals.

            (z)   SEC:  The Securities and Exchange Commission.

            (aa) Securities Purchase Agreement: "Securities Purchase Agreement" has the meaning assigned thereto in the Recitals.

            (ab)  Term:  "Term" has the meaning assigned thereto in
   Section 15.

            (ac)  Warrants:  New Warrants and Series A-B Warrants.

            (ad) Warrant Shares: "Warrant Shares" has the meaning assigned thereto in Section 2.

      2.    Warrant Shares.  Each New Warrant and each Series A-B
   Warrant will initially be exercisable for one share of Common Stock (a "Warrant Share"), subject to adjustment pursuant to Section 6 hereof.

      3. Vesting. All Series A-B Warrants are fully vested. All New Warrants shall be fully vested when issued.

      4. Expiration of Warrants. All Warrants shall expire at 5:00 pm Minneapolis, Minnesota time, on the Expiration Date. All Warrants that are not exercised on or prior to the Expiration Date shall become void on the Expiration Date, and all rights hereunder and under such Warrants shall thereupon cease.

      5.    Exercise of Warrants.

            5.1 Exercise Period. Any or all Warrants may be exercised by the holder thereof at any time and from time to time after 9:00 am, Minneapolis, Minnesota time, on the date hereof, and before 5:00 pm, Minneapolis, Minnesota time, on the Expiration Date.

            5.2 Exercise Procedure. The Warrant holder may exercise Warrants during any time that such Warrants are exercisable in whole or in part, by presentation and surrender of the Warrant Certificate to the Company at its principal executive offices, with the Subscription Form annexed thereto duly executed and accompanied by payment of the full Exercise Price Per Share for each Warrant Share to be purchased in immediately available funds by wire transfer to a bank designated by the Company from time to time.

            5.3 Issuance of Warrant Shares. Subject to Section 5.9, upon receipt of the Warrant Certificate with Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price Per Share for the Warrant Shares for which the Warrant is then being exercised, and provided that the holder has made any government filings, and has obtained any governmental actions, consents, approvals, or waiver, required on the holder's part in order to exercise the Warrants, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which the Warrant is being exercised (adjusted to reflect the effect of the provisions contained in Section 6 hereof, if any), in such denominations as are requested for delivery to the holder, and the Company shall thereupon deliver such certificates to the holder. The holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the holder. If at the time a Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of such Warrant, the Company may require the holder to make such representations, and may place such legends on certificates representing the Warrant Shares, as are customary and may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

            5.4 Residual Warrants. In case the Warrant holder shall exercise a Warrant with respect to less than all of the Warrant Shares that may be purchased under such Warrant, the Company shall execute a Warrant in the form of such Warrant for the balance of such Warrant Shares and deliver such Warrant to the holder.

            5.5 Transfer Taxes. The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of the Warrant or in respect of the issue of any Warrant Shares.

            5.6 Reservation of Shares. The Company hereby agrees that at all times while any Warrants are outstanding there shall be reserved for issuance and delivery upon exercise of the Warrants such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

            5.7 Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of a Warrant. The holder of Warrants will be required to exercise such number of Warrants so that a whole number of shares of Common Stock will be issued, or, at the Company's sole option, the Company may (i) pay such holder an amount in cash equal to such fraction of a share multiplied by the Market Price of one share of Common Stock on the exercise date, or (ii) may issue the larger number of whole shares purchasable upon exercise of the Warrant, and may require such holder to pay an additional amount equal to the exercise price multiplied by the balance of the share.

            5.8 Listing. Prior to the issuance of shares of Common Stock upon exercise of a Warrant, the Company shall use its reasonable best efforts to secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of the Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrant; and the Company shall so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of the Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

            5.9 Approvals of Regulatory Authorities. In the event any filings with or approvals by any federal or state regulatory agency would be required by virtue of the exercise of any of the Warrants (including, without limitation, the U.S. Departments of Justice and Commerce under the Hart-Scott-Rodino Antitrust Improvements Act ("HSR Act") or the Federal Communications Commission under the Federal Communications Act), such exercise of such Warrant shall be conditional upon (x) expiration or termination of the waiting period under the HSR Act, and (y) receipt of any other required regulatory approvals, but shall otherwise be unconditional. If this Section 5.9 is applicable, (x) the parties will cooperate with each other and make such respective filings and take such other respective actions as may be necessary or desirable in order that the exercise of any such Warrant shall be in accordance with applicable laws, and (y) the Term of this agreement shall be extended, if required, during the period in which applications for regulatory approvals are pending before regulatory authorities.

      6. Exercise Price Per Share and Conversion Ratio Adjustments. The Exercise Price Per Share and the Conversion Ratio, and the kind of Warrant Shares shall be subject to adjustment from time to time upon the occurrence of certain events and at the times as provided for in this Section 6.

            6.1 Mechanical Adjustments. If at any time prior to the exercise of any Warrant, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize outstanding Common Stock into a greater number of shares;
   (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), excluding, however, any dividend, distribution, reclassification or recapitalization that requires the payment of more than nominal additional consideration by security holders, the Conversion Ratio in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be immediately adjusted so that upon exercise of a Warrant the holder thereof shall be entitled to receive the aggregate number and kind of shares which, if the Warrants had been exercised in full immediately prior to such event, the holder thereof would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization, for the same aggregate consideration. The Exercise Price Per Share payable upon exercise of each Warrant shall simultaneously be adjusted by multiplying the initial Exercise Price Per Share in effect for such Warrant by the Conversion Ratio in effect immediately prior to such adjustment and dividing the products so obtained by the Conversion Ratio, as adjusted. Any adjustments required by this Section 6.1 shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares, subject to Section 6.4.

            6.2 Subsequent Adjustments. In the event that at any time, as a result of any adjustment made pursuant to Section 6, the holder of a Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 6, subject to Section 6.6.

            6.3 No Adjustment for Cash Dividends. No adjustment in respect of any cash dividends not constituting Special Dividends shall be made during the term of the Warrants or upon the exercise of any Warrant.

            6.4 Notice of Adjustment. No adjustment in the Conversion Ratio shall be required unless such adjustment would increase or decrease the Conversion Ratio by at least .001; provided, however, that any adjustments which by reason of this Section 6.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest one-hundredth of a share or the nearest tenth of a cent, as the case may be. The adjusted Conversion Ratio may be rounded off to the nearest one millionth (six places to the right of the decimal point). Whenever the Conversion Ratio or the Exercise Price Per Share is adjusted as herein provided, the Company shall prepare and deliver forthwith to all holders of Warrants a certificate signed by its Chief Financial Officer, setting forth the adjusted Conversion Ratio, the adjusted number of shares purchasable upon the exercise of Warrants and the Exercise Price Per Share of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. The failure to give such notice or any defect therein shall not affect the validity or effectiveness of any such adjustment.

            6.5   Form of Warrant After Adjustments.  The form of
   Warrants need not be changed because of any adjustments in the Exercise Price Per Share or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in an adjusted Warrant, as initially issued.

      7. No Rights as Shareholders; Notice to Holders. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon a holder of Warrants by virtue of its status as a Warrant holder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to all holders of Warrants if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

            (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a regular cash dividend or distribution paid out of net profits legally available therefor) to all holders of Common Stock;

            (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale or conveyance of the property of the Company as an entirety or substantially as an entirety); or

            (d) a capital reorganization or reclassification of the Common Stock (other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

   Such giving of notice shall be initiated (i) at least 5 Business Days prior to the date fixed as a record date or effective date or (ii) the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

      8. Lost, Stolen, Mutilated or Destroyed Warrants. If a Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for the Warrant.

      9.    Restrictions on Transfer of Warrants and Warrant Shares.
   The Warrants and the Warrant Shares may not be transferred, disposed of or encumbered (any such action, a "Transfer"), except in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder. If at the time of a Transfer, a Registration Statement is not in effect to register the Warrant Shares, the Company may require the holder thereof to make such representations, and to provide the Company with an opinion of counsel reasonably acceptable to the Company that such Transfer would not result in violation of any federal or state law regarding the offering or sale of securities and the Company may place such legends on certificates representing the Warrant Shares, as are customary and may be reasonably required in the opinion of counsel to the Company to permit a Transfer without such registration. Subject to the foregoing and to Section 13, all Warrants and Warrant Shares shall be freely transferable.

      10. Warrant Register. All Warrants shall be in registered form. The Company shall maintain a register of the Warrants (the "Warrant Register"). All Transfers of Warrants shall be recorded in the Warrant Register.

      11. Registration Under the Securities Act of 1933. The Warrant Shares shall be entitled to certain registration rights provided in that Registration Rights Agreement by and among the Company, MW and MWD of even date herewith.

      12. Certain Filings. The parties will cooperate with each other in determining whether action by or in respect of, or filing with, any governmental body, agency or official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained in connection with the transactions and adjustments contemplated by this Agreement, and provide each other with reasonable assistance in seeking any such actions, consents, approvals, or waivers or making any such filings, furnishing information required in connection therewith, and seeking timely to obtain any such actions, consents, approvals or waivers.

      13. Right of First Offer. No holder of a Warrant or Common Stock (including Warrant Shares) will transfer, sell, or in any manner convey any interest in any Warrants or Common Stock (including Warrant Shares), except through an offering to the public that is registered under the Securities Act, or pursuant to the provisions of Rule 144 under the Securities Act (excluding paragraph (k) of Rule
   144), unless such holder first offers such Warrants or Common Stock

   (including Warrant Shares) to the Company. The holder shall provide the Company with a written offer specifying the amount of securities being offered, the purchase price and other terms of such offer. The Company shall have fifteen (15) days from and after the date of receipt by the Company of such written offer within which to accept such offer, or to make a written counteroffer with respect to all or any part of the securities offered. If the Company does not accept the holder's offer, or the holder does not accept the Company's counteroffer, by written notice given within such 15-day period, the holder may offer and sell such securities to any party within 180 days thereafter on terms that are not less favorable to the holder than the terms of the later to be made of the holder's last offer to the Company or the Company's last counteroffer to the holder, if any, provided that the terms of a sale to a third party shall not be deemed to be less favorable to the holder solely based on a lower purchase price paid by the third party if such lower purchase price is at least 90% of the highest price offered by or to the Company. This Section 13 shall not apply to any transfer of Warrants or Common Stock (including Warrant Shares) (i) by any member of the MW Group to any other member of the MW Group, (ii) by MW to Merchant Partners, Limited Partnership, a Delaware limited partnership ("MPLP"), or
   (iii) by MPLP to its partners, and the partners or stockholders (direct or remote) of such partners.

      14. Term. Subject to Section 5.9, the term of this Agreement shall begin on the date hereof and expire on August 8, 2003 (the "Term").

      15. Additional Actions and Documents. Each of the parties hereto agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments, and to use all reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

      16. Cancellation and Return of Series C-O Warrants. Effective as at the date hereof, the Series C-O Warrants issued pursuant to the Original Warrant Agreement are deemed to have expired unexercised and are hereby terminated. All Series C-O Warrants shall be surrendered to the Company within 30 days of the date hereof.

            IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the Company under its corporate seal as of the date first above written.

                                    VALUEVISION INTERNATIONAL, INC.

                                    By:
                                    Robert L. Johander
                                    Its Chief Executive Officer

   Attest:_______________________
      Secretary
                                    MONTGOMERY WARD & CO., INCORPORATED

                                    By:
                                          ______ President

   Attest:_______________________
          Secretary
                                    MONTGOMERY WARD DIRECT, L.P.

                                    By:   MW Direct General, Inc., the
                                          general partner

                                          By:
                                          Its:

   Attest:_______________________
      Secretary

                                 EXHIBIT A


                EXERCISABLE ON OR BEFORE, AND VOID AFTER,
                5:00 P.M. MINNEAPOLIS TIME, AUGUST 8, 2003

   Series P                             Certificate for _______ Warrants


                   WARRANTS TO PURCHASE COMMON STOCK OF
                      VALUEVISION INTERNATIONAL, INC.
           INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


   THIS CERTIFIES that __________________________________, is the owner of the number of Warrants set forth above, each of which represents the right to purchase from ValueVision International, Inc., a Minnesota corporation (the "Company"), at any time on or before 5:00 Minneapolis time, August 8, 2003, upon compliance with and subject to the conditions set forth herein and in the Amended and Restated Warrant Agreement dated as of July 27, 1996 among the Company, Montgomery Ward & Co., Incorporated and Montgomery Ward Direct, L.P. (the "Warrant Agreement"), one share (subject to adjustments as set forth in the Warrant Agreement) of the Common Stock of the Company (such shares purchasable upon exercise of the Warrants being herein called the "Shares"), by surrendering this Warrant Certificate, with the Purchase Form duly executed, at the principal office of the Company, and by paying in full, in cash or by certified or official bank check payable to the order of the Company, the exercise price of $.01 per share.

      This Warrant Certificate is issued under and is subject to the terms and conditions of the Warrant Agreement and the Warrant
   Agreement is hereby incorporated by reference into this Warrant
   Certificate.

   THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
   SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED WITHOUT (I) THE OPINION OF COUNSEL
   SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

   RESTRICTION ON TRANSFER AND VOTING, REDEMPTION IF TRANSFER RESTRICTIONS VIOLATED. THE RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, PROVIDE THAT, EXCEPT AS OTHERWISE PROVIDED BY LAW, SHARES OF STOCK IN THE CORPORATION SHALL NOT BE TRANSFERRED TO "ALIENS" UNLESS, AFTER GIVING EFFECT TO SUCH TRANSFER, THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" WILL NOT EXCEED 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE CORPORATION, AND THE AGGREGATE VOTING POWER OF SUCH SHARES WILL NOT EXCEED 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE CORPORATION. NOT MORE THAN 20% OF THE AGGREGATE VOTING POWER OF ALL SHARES OUTSTANDING ENTITLED TO VOTE MAY BE VOTED BY OR FOR THE ACCOUNT OF "ALIENS". IF, NOTWITHSTANDING SUCH RESTRICTION ON TRANSFERS TO "ALIENS", THE AGGREGATE NUMBER OF SHARES OF STOCK OWNED BY OR FOR THE ACCOUNT OF "ALIENS" EXCEEDS 20% OF THE NUMBER OF SHARES OF OUTSTANDING STOCK OF THE CORPORATION, OR IF THE AGGREGATE VOTING POWER OF SUCH SHARES EXCEEDS 20% OF THE AGGREGATE VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF THE CORPORATION, THE CORPORATION HAS THE RIGHT TO REDEEM SHARES OF ALL CLASSES OF CAPITAL STOCK, AT THEIR THEN FAIR MARKET VALUE, ON A PRO RATA BASIS, OWNED BY OR FOR THE ACCOUNT OF ALL "ALIENS" IN ORDER TO REDUCE THE NUMBER OF SHARES AND/OR PERCENTAGE OF VOTING POWER HELD BY OR FOR THE ACCOUNT OF "ALIENS" TO THE MAXIMUM NUMBER OR PERCENTAGE ALLOWED UNDER THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OR OTHERWISE REQUIRED BY APPLICABLE FEDERAL LAW. AS USED HEREIN, "ALIENS" MEANS ALIENS AND THEIR

   REPRESENTATIVES, FOREIGN GOVERNMENTS, AND THEIR REPRESENTATIVES, AND CORPORATIONS ORGANIZED UNDER THE LAWS OF A FOREIGN COUNTRY, AND THEIR REPRESENTATIVES.

   THE SECURITIES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS AND
   CONDITIONS OF AN AMENDED AND RESTATED WARRANT AGREEMENT DATED AS OF JULY 27, 1996, A COPY OF WHICH IS ON FILE AT THE REGISTERED OFFICE OF THE COMPANY.

      IN WITNESS WHEREOF, the undersigned has executed this Warrant Certificate on the __ day of September, 1996.

                                    VALUEVISION INTERNATIONAL, INC.


                                    By:
                                    Its:

   TO:  ValueVision International, Inc.
        6740 Shady Oak Road
        Minneapolis, MN 55344


                               PURCHASE FORM
        (To be Executed in Order to Exercise Warrant Certificates)


      The undersigned hereby irrevocably elects to exercise
   ___________________* of the Warrants represented by the Series P Warrant Certificate and to purchase for cash the Shares issuable upon the exercise of said Warrants and requests that certificates for such Shares shall be issued in the name of the undersigned.


   Dated:______________



                                    By:
                                    Its:






   *Insert here the number of Warrants evidenced on the face of this Warrant Certificate (or, in the case of a partial exercise, the portion thereof being exercised), in either case without making any adjustment for additional Common Stock or any other securities or property or cash which, pursuant to the adjustment provisions referred to in this Warrant Certificate, may be deliverable upon exercise.

                                                               Exhibit G


            AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


      Amended and Restated Registration Rights Agreement dated as of July 27, 1996, by and among ValueVision International, Inc., a Minnesota corporation (the "Company"), Montgomery Ward Direct, L.P., a Delaware limited partnership ("MWD"), and Montgomery Ward & Co., Incorporated, an Illinois corporation ("MW").


                              R E C I T A L S

      A. Pursuant to a Securities Purchase Agreement, dated as of March 13, 1995, by and between the Company and MW (the "Securities Purchase Agreement"), the Company agreed to issue and sell, and MW agreed to purchase, 1,280,000 shares (the "Shares") of Common Stock of the Company, under the terms and subject to the conditions set forth therein.

      B. Pursuant to the Securities Purchase Agreement, the Company also agreed to issue and sell, and MW agreed to purchase, Existing Warrants (as herein defined) to purchase an aggregate of 25,000,000 shares of the Common Stock of the Company, subject to adjustment, under the terms and subject to the conditions set forth therein. Existing Warrants of Series A and Series B, both inclusive (the "Series A-B Warrants"), have vested, and Existing Warrants of Series C through Series O, all inclusive (the "Series C-O Warrants") have not vested.

      C. Pursuant to the Securities Purchase Agreement, the Company agreed to grant MW certain registration rights with respect to the Shares and the shares issued upon exercise of the Existing Warrants and executed that certain Registration Rights Agreement, dated as of August 8, 1995 (the "Original Registration Rights Agreement").

      D. Pursuant to a certain Restructuring Agreement, dated as of even date herewith, between the Company and MW (the "Restructuring Agreement"), the Company and MW have agreed to exchange the Series C-O Warrants, to amend and restate that certain Operating Agreement and that certain Servicemark License Agreement, and to amend that certain Credit Card Receivables Sale and Purchase Agreement, all dated as of March 13, 1995, and to amend and restate that certain Warrant Agreement, dated August 8, 1995 and this Agreement, all in consideration of the issuance by VVI of new Series P Warrants ("New Warrants") to purchase an aggregate of 1,484,462 shares of Common Stock.

      E. MWD is a wholly owned subsidiary of MW. Pursuant to an Asset Purchase Agreement, dated as of August 1, 1996, between the Company s subsidiary, ValueVision Direct Marketing Company, Inc., and MWD (the "Asset Purchase Agreement"), ValueVision Direct Marketing Company, Inc. has agreed to deliver to MWD, as consideration for the sale of all of MWD's assets, New Warrants to purchase an aggregate of 1,484,993 shares of Common Stock.

      F. In connection with the cancellation of the Series C-O Warrants and the issuance of the New Warrants, the parties desire to amend and restate the Original Registration Rights Agreement as set forth herein.


                            A G R E E M E N T S

      NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, MWD and MW agree that the Original Registration Rights Agreement is amended and restated in its entirety to read as follows:

      1. Definition of Terms. As used in this Registration Rights Agreement, the following capitalized terms shall have the following respective meanings:

            (a)   Asset Purchase Agreement:  See Recital E.

            (b) Business Day: A day other than a Saturday, Sunday or other day on which banks in the State of Minnesota are authorized by law to remain closed.

            (c)   Closing Date:  August 8, 1995.

            (d) Common Stock: Common Stock, $.01 par value per share, of the Company.

            (e)   Company:  See the Preamble.

            (f)   Demand Notice:  See Section 3(a).

            (g)   Demand Registration:  See Section 3(a).

            (h)   Demand Registration Rights:  See Section 3(a).

            (i) Exchange Act: The Securities Exchange Act of 1934, as amended.

            (j) Exercise Price: The exercise price of a New Warrant or a Series A-B Warrant as indicated in, and as may be adjusted by, the Warrant Agreement.

            (k) Expiration Date: 5:00 P.M., Minneapolis, Minnesota time, on August 7, 2003, or if such day is not a Business Day, the next succeeding day which is a Business Day.

            (l) Existing Warrants: Warrants issued pursuant to the Securities Purchase Agreement.

            (m)   Inspectors:  See Section 5(g).

            (n)   MW:  See the Preamble.

            (o)   MWD:  See the Preamble.

            (p) NASD: National Association of Securities Dealers, Inc. and NASDAQ: NASD Automated Quotation System.

            (q) New Warrants: Series P warrants issued pursuant to the Restructuring Agreement and the Asset Purchase Agreement.

            (r)   Outstanding Registration Rights Agreement:  The
   Representative's Warrant Agreement dated as of November 15, 1993 by and between the Company and Gerard Klauer Mattison & Co., Inc.

            (s) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

            (t)   Piggyback Notice:  See Section 2(a).

            (u)   Piggyback Registration:  See Section 2(a).

            (v)   Piggyback Registration Rights:  See Section 2(a).

            (w) Prospectus: Any prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

            (x) Public Offering: A public offering of any of the Company's equity or debt securities pursuant to a registration statement under the Securities Act.

            (y)   Records:  See Section 5(g).

            (z) Registration Expenses: Any and all expenses incurred in connection with any registration or action incident to performance of or compliance by the Company with this Agreement, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws; (iii) all printing, mailing, messenger and delivery expenses and (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by MW.

            (aa)  Registration Notice:  See Section 2(a).

            (ab) Registration Period: The period of time from the second anniversary of the Closing Date to the Expiration Date except as provided in Sections 3(a), 3(b) and 5.

            (ac) Registrable Securities: Any Shares or Warrant Shares issued to MW or MWD, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to the Warrant Agreement.

            (ad) Registration Statement: Any registration statement of the Company filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

            (ae) SEC: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

            (af) Securities Act: The Securities Act of 1933, as amended.

            (ag)  Securities Purchase Agreement:  See Recital A.

            (ah)  Series A-B Warrants:  See Recital B.

            (ai)  Series C-O Warrants:  See Recital B.

            (aj)  Shares:  See Recital A.

            (ak) Warrant Agreement: That certain Amended and Restated Warrant Agreement, dated as of July 27, 1996, among the Company, MW and MWD.

            (al) Warrant Shares: All shares of Common Stock issued or issuable upon exercise of any or all Series A-B Warrants and New Warrants.

      2.    Piggyback Registration.

            (a) Right to Include Registrable Securities. If at any time during the Registration Period, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-4, S-8 or other successor form), it shall as expeditiously as possible give written notice (a "Registration Notice") to the holders of Registrable Securities of its intention to do so. Upon the written request of any such holder (a "Piggyback Notice", which notice shall specify the Registrable Securities intended to be registered) made within 20 days after receipt of a Registration Notice, the Company shall include in the Registration Statement the Registrable Securities (a "Piggyback Registration") which the Company has been so requested by such holder to register, subject to the limitations provided in the Existing Registration Rights Agreements. Such holder's rights to register shares hereunder are referred to hereinafter as "Piggyback Registration Rights."

            (b) Withdrawal of Piggyback Registration by Company. If, at any time after giving a Registration Notice but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to the holders of the Registrable Securities sought to be registered and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration. All best efforts obligations of the Company shall cease if the Company determines to terminate prior to such effective date any registration where Registrable Securities are being registered pursuant to this Section 2.

            (c) Piggyback Registration of Underwritten Public Offerings. If a Piggyback Registration involves an offering by or through underwriters, then, (i) the holders of the Registrable Securities sought to be registered must agree to sell their Registrable Securities included in the Company's Registration Statement to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) such holders may elect in writing, not later than five Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have their Registrable Securities so included in connection with such registration.

            (d)   Payment of Registration Expenses for Piggyback
   Registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 2.


      3.    Demand Registration.

            (a) Request for Registration. Upon the written request (a "Demand Notice") of a holder of Registrable Securities at any time during the Registration Period, and subject to the limitations provided in the Existing Registration Rights Agreements, the Company shall, as soon as practicable, use its best efforts to file a Registration Statement (a "Demand Registration") with respect to all Registrable Securities that such holder requested be registered in the Demand Notice. Prior to the filing of such Demand Registration, the Company shall give written notice to all other holders of Registrable Securities of the Demand Registration. Upon the written request of any such holder made within 20 days after receipt of such notice, the Company shall include in the Demand Registration the Registrable Securities that such holder requested be registered, subject to the limitations provided in the Existing Registration Rights Agreements. The rights of holders of Registrable Securities to register shares hereunder are referred to hereinafter as "Demand Registration Rights." The holders of Registrable Securities may in the aggregate exercise up to two Demand Registration Rights during the Registration Period. The Company shall use its best efforts to obtain the effectiveness of the Registration Statement and to take all other action necessary under any Federal or state law or regulation to permit such Registered Securities to be sold or otherwise disposed of, and the Company shall maintain such compliance with each such Federal and state law and regulation for the period necessary for the holder of Registrable Securities to effect the proposed sale or other disposition (but in no event for more than 120 days). The Company shall be entitled to have the Demand Registration prepared, filed and caused to become effective pursuant to Form S-3 or any successor form promulgated by the SEC ("Form S-3") pursuant to this Section 3(a), so long as it is eligible to register its securities pursuant to Form S-3 and Form S-3 is available for the distribution contemplated by the holder of Registrable Securities.

            (b) Deferment of Demand Registration by Company. The Company shall be entitled to defer a Demand Registration for a period of up to 120 days if and to the extent that its Board of Directors shall determine in good faith that such registration would interfere with a pending material corporate transaction which has been approved by the Board of Directors of the Company. In such event, the Registration Period shall be extended by the amount of such delay and the related Demand Registration Right would be deemed not to be exercised.

            (c) Payment of Registration Expenses for Demand Registration. Except as provided below, holders of Registrable Securities sought to be registered shall pay the first $75,000 or Registration Expenses, plus 50% of all remaining Registration Expenses of a Demand Registration and the Company shall pay the balance of such Registration Expenses; and holders of such Registrable Securities and the Company shall pay the fees and expenses of each of their respective legal counsel. A registration will not count as a Demand Registration until it has become effective, unless the holders demanding such registration withdraw the Registrable Securities, in which case such demand will count as a Demand Registration unless the holders of such Registrable Securities agree to pay all Registration Expenses.

            (d) Registration of Additional Securities. Except to the extent required by the Outstanding Registration Rights Agreements, neither the Company nor any other party may include in any Registration Statement filed pursuant to a Demand Registration any additional shares of Common Stock for registration for sale by the Company or any other holder of securities. The Company shall not grant any rights inconsistent with this Section 3(d).

            (e) Priority in Demand Registration. If a Demand Registration involves an offering by or through an underwriter or underwriters, and the managing underwriter or underwriters of such offering advise the Company and the holders of Registrable Securities sought to be registered pursuant to such Demand Registration in writing that in their opinion the size of the offering which such holders and all other persons including the Company intend to make is such that the success of the offering would be materially and adversely affected by the inclusion of the Registrable Securities requested to be included, then the amount of securities to be offered for the account of holders of Registrable Securities shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided that if securities are being offered for the account of other persons or entities as well as the Company, then with respect to the Registrable Securities intended to be offered by holders of Registrable Securities, the proportion by which the amount of such securities is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced, except to the extent such other persons are entitled to a lesser reduction under the Existing Registration Rights Agreements.

      4. Company Buy-out of Piggyback Registration or Demand Registration. In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any Registrable Securities pursuant to this Agreement, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered (a) in the case of outstanding shares of Common Stock, at the last sale price of the Common Stock on the day immediately prior to the day the request for registration is made and (b) in the case of shares not yet purchased under the New Warrants or Series A-B Warrants at an amount in cash equal to the difference between (i) the last sale price of the Common Stock on the day immediately prior to the day the request for registration is made and (b) the Exercise Price in effect on such day.

      5. Registration Procedures. Whenever a holder of Registrable Securities has requested that any Registrable Securities be registered pursuant to either Section 2 or 3 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

            (a) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become effective; provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to one counsel selected by such holder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and that after the filing of the registration statement, the Company will promptly notify all holders of Registrable Securities of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

            (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the expiration of the requirement of underwriters and dealers to deliver Prospectuses in connection with such distribution) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the selling holders thereof set forth in such Registration Statement;

            (c) furnish to each selling holder of Registrable Securities and to each underwriter, prior to filing the Registration Statement or Prospectus or any amendment or supplement thereto, if requested, copies of such Registration Statement as proposed to be filed, and thereafter furnish to each selling holder of Registrable Securities and such underwriter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each Preliminary Prospectus) and such other documents as each selling holder of Registrable Securities or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each selling holder of Registrable Securities;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any selling holder of Registrable Securities or any managing underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable any selling holder of Registrable Securities or such managing underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by any selling holder of Registrable Securities; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

            (e) use its best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company or its subsidiaries to enable any selling holder of Registrable Securities and any managing underwriters to consummate the disposition of such Registrable Securities;

            (f) immediately notify each selling holder of Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and the Company will promptly prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (g) make available for inspection by each selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any selling holder of Registrable Securities or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary in the opinion of the underwriter's counsel, if any, or counsel to selling holders of Registrable Securities to avoid or correct a material misstatement or omission in the Registration Statement, or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or governmental agency, or (iii) the information in such Records has been made generally available to the public. Each selling holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

            (h) for purposes of a Demand Registration only, furnish to each selling holder of Registrable Securities and to each underwriter, if any, (x) an opinion or opinions of counsel to the Company and (y) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or by comfort letters, as the case may be, as any selling holder of Registrable Securities or the managing underwriter reasonably requests;

            (i) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
   Section 11(a) of the Act and Rule 158 thereunder;

            (j) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

            (k) cooperate with the selling holders of Registrable Securities, the underwriter or underwriters (or broker/dealer involved in the distribution), if any, and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

      If any Demand Registration is requested to be in the form of an underwritten offering, the selection of the managing underwriter shall be subject to the Company's consent, which consent shall not be unreasonably withheld. If requested by the underwriters for any underwritten offering, the Company shall enter into an underwriting agreement in customary form with such underwriters for such offering, but subject to the Company's reasonable approval. The selling holders of the Registrable Securities shall be a party to such underwriting agreement. All fees and expenses (other than Registration Expenses otherwise required to be paid) of any managing underwriter, any co-manager or any independent underwriter shall be paid for by such underwriters or by such selling holders.

      The Company may require the selling holders of Registrable Securities to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or reasonably requested in connection with such registration.

      Each selling holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f) hereof, such selling holder will forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(f) hereof, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 5(b) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(f) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(f) hereof.

      Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

      6.    Indemnification.

            (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each selling holder of Registrable Securities and each underwriter of Registrable Securities and each Person, if any, who controls any selling holder of Registrable Securities or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any selling holder of Registrable Securities or underwriter (or any Person controlling any selling holder of Registrable Securities or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such selling holder of Registrable Securities or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. The indemnification obligation imposed on the Company under this Section 6(a) shall be in addition to any liability which the Company may otherwise have.

            (b) Indemnification by Holder of Registrable Securities. In connection with each Registration Statement, each selling holder of Registrable Securities shall indemnify, to the same extent as the indemnification provided by the Company in Section 6(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such selling holder of Registrable Securities to the Company specifically for use therein. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by any selling holder of Registrable Securities from the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters participating in the distribution, in the underwriting agreement pursuant to which such sales are made, with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

            (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.
   No indemnification provided for in this Section shall be available to any party who shall fail to give notice as provided in this Section 6 if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, but if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.
   No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) Contribution. If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (e) Priority of Indemnification. If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in subparagraphs (a) and (b) of this paragraph without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6.

      7. Assignment. The Piggyback Rights, Demand Registration Rights and any other rights of MW and MWD pursuant to this Agreement shall run in favor of any subsequent holder of Registrable
   Securities.

      8. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail,

                  (i)   if to MW, addressed to:

                        MONTGOMERY WARD & CO, INCORPORATED
                        Montgomery Ward Plaza
                        619 West Chicago Avenue
                        Chicago, IL   60671
                        Attention:  General Counsel

                  (ii)  if to MWD, addressed to:

                        MONTGOMERY WARD DIRECT, L.P.
                        Interchange Tower, Suite 300
                        600 South Highway 169
                        St. Louis Park, Minnesota 55426
                        Attention:  Chief Executive Officer

                  in case of either (i) or (ii), with a copy to:

                        Altheimer & Gray
                        10 South Wacker Drive
                        Suite 4000
                        Chicago, Illinois  60606
                        Attention: David W. Schoenberg
                        Telecopier:  (312) 715-4800

                  (iii) if to the Company, addressed to:

                        VALUEVISION INTERNATIONAL, INC.
                        6740 Shady Oak Road
                        Minneapolis, MN 55344-3433
                        Attention:  Chief Executive Officer

                        with a copy to:

                        Maslon, Edelman, Borman & Brand, a professional limited liability partnership
                        3300 Norwest Center
                        90 South Seventh Street
                        Minneapolis, Minnesota  55402-4140
                        Attention:  William M. Mower

   and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

      9. Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute part of this Agreement.

      10. Choice of Law. It is the intention of the parties that the laws of Minnesota shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

      11. Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      12. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Agreement.

      13. IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.


                                    VALUEVISION INTERNATIONAL, INC.

                                    By:
                                          Robert L. Johander
                                          Its Chief Executive Officer


                                    MONTGOMERY WARD & CO., INCORPORATED

                                    By:
                                          _____ President

                                    MONTGOMERY WARD DIRECT, L.P.

                                    By:   MW Direct General, Inc., the
                                          general partner

                                          By:
                                          Its:

                                                      Exhibit H


                             PLEDGE AGREEMENT


      THIS PLEDGE AGREEMENT is made as of this 27th day of July, 1996 between Montgomery Ward & Co., Incorporated, an Illinois corporation ("Pledgor") and ValueVision International, Inc., a Minnesota corporation ("Secured Party").


                             R E C I T A L S:

      A. Pursuant to paragraph 10(b) of an Amended and Restated Operating Agreement of even date herewith (the "Restated Operating Agreement"), Pledgor agreed to an "Advertising Commitment" to place $20,000,000 of advertising through VVI.

      B. As collateral security for the performance of the "Advertising Commitment", VVI desires to receive a pledge of 1,637,138 Class P Warrants to purchase shares of common stock, $.01 par value per share, of VVI (the "Warrants"), and MW is willing to pledge said securities to VVI.

      NOW, THEREFORE, for good and valuable consideration, Pledgor hereby agrees with Secured Party as follows:

      1. Definitions. As used herein, the following terms shall have the following meanings:

            (a) "Pledged Securities" shall mean the Warrants, any shares of common stock of VVI issuable upon exercise of the Warrants, and any securities issued in exchange or in substitution, for the Warrants or shares or as stock dividends thereon, and any and all proceeds of any of the foregoing.

            (b) "Obligations" shall mean the the obligation of MW under paragraph 10(b) of the Restated Operating Agreement to place $20,000,000 of advertising through VVI, all as set forth in the Restated Operating Agreement.

      2. Security Interest. As collateral security for the payment and performance of the Obligations, Pledgor hereby pledges to Secured Party and grants to Secured Party a security interest in and to the Pledged Securities.

      3.    Deliveries to Secured Party.

            (a)   Concurrently with the execution of this Pledge
      Agreement, Pledgor hereby delivers to Secured Party certificates representing the Pledged Securities, with duly executed stock powers attached, endorsed in blank.

            (b) If Pledgor shall become entitled to receive or shall receive any certificate representing stock issued in exchange for, in substitution of, or as a stock dividend on any of, the Pledged Securities, Pledgor agrees to deliver the same promptly to Secured Party with the endorsement of Pledgor or with duly executed stock powers endorsed in blank, to be held by Secured Party as further security for the Obligations. If Pledgor shall exercise any of the Warrants, Pledgor shall deliver to Secured Party certificates representing the shares issued upon exercise of the Warrants, together with duly executed stock powers with respect thereto endorsed in blank.

      4. Representations, Warranties and Agreements of Pledgor. Pledgor hereby represents and warrants to, and agrees with, Secured Party as follows:

            (a) Except for the security interest granted herein, Pledgor is the owner of the Pledged Securities, free and clear of any and all security interests, liens or other encumbrances.

            (b) Pledgor has full power and authority to enter into this Pledge Agreement and will defend the Pledged Securities against the claims and demands of any persons or entities adverse to the claim of Secured Party.

            (c) Until the Obligations shall be paid and discharged in full, the Pledged Securities shall remain free and clear of any and all security interests, liens and other encumbrances, except the security interest granted herein.

            (d) Pledgor will reimburse Secured Party for all costs, expenses and fees, including reasonable attorneys' fees, incurred by Secured Party in enforcing the security interest granted herein.

            (e) Pledgor will, at any time and from time to time, execute such further instruments, documents, financing statements and other writings, and do such other acts and things as Secured Party shall deem necessary or advisable to effect the purposes of this Pledge Agreement.

      5. Default; Remedies. Upon the occurrence of any default in payment of the Obligations or any default hereunder, Secured Party shall have, in addition to any other rights and remedies it may have, all of the rights and remedies of a Secured Party under applicable law, including, without limitation, the right to sell or otherwise dispose of and deliver the Pledged Securities at public or private sale or to propose to retain the Pledged Securities in satisfaction of the Obligations. The net proceeds of any such sale or other disposition shall be applied first to the payment of the costs and expenses incurred in connection with such sale or disposition or incidental to the care of safekeeping of the Pledged Securities or in any way relating to the rights of Secured Party hereunder, including reasonable attorneys' fees and legal expenses, and then to the payment of the Obligations. Pledgor shall remain liable for any deficiency remaining unpaid after such application. Pledgor agrees that ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place is reasonable notification of such matters.

      6. Transfers by Pledgor. Except as permitted in paragraph 7 hereof, Pledgor shall not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Securities or any interest therein. Except as provided in paragraph 7, the event of a sale, assignment, transfer or other disposition of or mortgage, pledge or other encumbrance of the Pledged Securities, the Pledged Securities so sold, assigned, transferred or otherwise disposed of or mortgaged, pledged or otherwise encumbered shall remain subject to the provisions of this Pledge Agreement, and the purchaser, assignee, transferee or other acquiror, mortgagee or pledgee shall agree in writing, in form and substance reasonably satisfactory to Secured Party, to be bound by all the terms of this Pledge Agreement with the same force and effect as if such transferee were a party hereto.

      7. Partial Releases. As long as no Event of Default (as defined in the Restated Operating Agreement) shall have occurred with respect to the Obligations and be continuing, Secured Party shall from time to time make a partial release of the Pledged Securities to enable Pledgor to sell such Pledged Securities provided that all net proceeds from the sale of any Pledged Securities (net of income taxes payable by virtue of the sale of such Pledged Securities) shall be applied to the payment of the Obligations. In addition, at the end of each one year period, commencing on the first anniversary of the date hereof and on each succeeding anniversary, Secured Party shall release from this Security Agreement a number of the Pledged Securities which bears the same ratio to the original total number of Pledged Securities as the amount of the Advertising Commitment expended by MW during the year then ended bears to $20,000,000.

      8. Rights. Unless and until an Event of Default shall have occurred hereunder or under the Restated Operating Agreement with respect to the Obligations, Pledgor shall be entitled to exercise all voting rights with respect to the Pledged Securities and shall be entitled to receive all dividends and distributions thereon.

      9. Term. This Pledge Agreement and the security interest created hereby shall remain in full force and effect until all of the Obligations shall have been paid and performed in full, at which time this Agreement shall terminate and the Pledged Securities shall be returned to Pledgor.

      10.   Miscellaneous.

            (a) The various headings of this Pledge Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Pledge Agreement or any provision hereof.

            (b) No right or remedy provided for herein is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative and shall be in addition to every other right or remedy herein granted or now or hereafter existing at law of in equity.

            (c) No failure or delay on the part of Secured Party in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise or the exercise of any other right or remedy.

            (d) This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

            (e) If any provision hereof shall be deemed invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of any other provision hereof.

            (f) This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

            (g) No change, amendment or modification of this Pledge Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement on the date first written above.

                                          MONTGOMERY WARD & CO.,
                                          INCORPORATED

                                          By:________________________
                                                Vice President

                                          VALUEVISION INTERNATIONAL,
                                          INC.


                                          By:________________________
                                                Vice President